As filed with the Securities and Exchange Commission on January 31, 2022
Registration Nos. 002-89550; 811-03972
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 62
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 72
FUTUREFUNDS SERIES ACCOUNT
(Exact Name of Registrant)
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Office)
(303) 737-3000
(Depositor’s Telephone Number)
Edmund F. Murphy III
President & Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copy to:
Ann B. Furman, Esq.
Carlton Fields, P.A.
1025 Thomas Jefferson Street, N.W., Suite 400 West
Washington, D.C. 20007-5208
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485 on (date), pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485
X	on (April 21, 2022), pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
FUTUREFUNDS SERIES ACCOUNT
of Great-West Life & Annuity Insurance Company
GROUP FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS
Distributed by
GWFS Equities, Inc.
8515 East Orchard Road, Greenwood Village, Colorado 80111
(800) 701-8255
Overview
This Prospectus describes a group flexible premium deferred fixed and variable annuity contract (“Group Contract”), offered by Great-West Life & Annuity Insurance Company (“we,” “us,” or “Great-West”). The Group Contract is designed to provide a retirement program that qualifies for special federal income tax treatment under various sections of the Internal Revenue Code of 1986, as amended (the “Code”), as well as for certain non-qualified plans. The Group Contract provides a variable annuity insurance contract whose value is based on the investment performance of the Investment Divisions you select. Various Fixed Options have been made available under the Group Contract, but they are not securities and not subject to review by the Securities and Exchange Commission. Please contact the Group Contractowner for any information and/or disclosures regarding the specific Fixed Option available under your Group Contract. GWFS Equities, Inc. (“GWFS”) is the principal underwriter and distributor of the Group Contracts. Great-West issues the Group Contracts in connection with the following retirement plans (“Plans”):
•pension or profit-sharing plans described in Code Section 401(a) (“401(a) Plans”);
•cash or deferred profit sharing plans described in Code Section 401(k) (“401(k) Plans”);
•tax-sheltered or tax-deferred annuities described in Code Section 403(b) (“403(b) Plans”);
•deferred compensation plans described in Code Section 457(b) or (f) (“457(b) or (f) Plans”);
•qualified governmental excess benefit plans described in Code Section 415(m) (“415(m) Plans”); and
•non-qualified deferred compensation plans (“NQDC Plans”).
Participation in the Group Contracts
You may be eligible to participate in the Group Contract if you participate in one of the Plans listed above. The owner of a Group Contract will be an employer, plan trustee, certain employer associations, or certain employee associations, as applicable (“Group Contractowner”).
We will establish a Participant annuity account (“Participant Annuity Account”) in your name. This Participant Annuity Account will reflect the dollar value of the Contributions made on your behalf.
Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under specific provisions of the Code governing the tax-qualified plan, so a Group Contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax-qualified plans, and not for the purpose of obtaining tax deferral.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.
YOU MAY CANCEL YOUR INTEREST IN THE GROUP CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES. In some states, this cancellation period may be longer. Upon cancellation, we will refund the greater of (1) Contributions, less partial withdrawals; or (2) your Participant Annuity Account Value. You should review this Prospectus, or consult with your Group Contractowner for additional information about the specific cancellation terms that apply.
The date of this Prospectus is May 1, 2022
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
i

TABLE OF CONTENTS
Definitions
Key Information
Overview of the Group Contract
Fee Table
Example
Principal Risks of Investing in the Group Contract	8
Great-West Life & Annuity Insurance Company
FutureFunds Series Account
Investments of The Series Account
The Eligible Funds
Insurance-Dedicated Eligible Funds
Public Eligible Funds
Payments We Receive	10
Reinvestment and Redemption
Meeting Investment Objectives	10
The Group Contracts
Group Contract Availability
Purchasing an Interest in the Group Contract
Contributions
Participant Annuity Account
Assignments and Transfers
Accumulation Period
Participant Enrollment Form and Initial Contribution
Free Look Period
Subsequent Contributions
Participant Annuity Account Value
Requesting Transfers
Market Timing & Excessive Trading
Automatic Custom Transfers
Rebalancer
Loans
Total and Partial Withdrawals
Cessation of Contributions
Death Benefit
Benefits Available Under the Contract
Charges and Deductions
Annual Contract Maintenance Charge
Contingent Deferred Sales Charge
Additional Contingent Deferred Sales Charges
Contingent Deferred Sales Charge Free Amount
General Provisions Applicable to the CDSC
Situations under which the CDSC may not Apply
Mortality and Expense Risk Deductions
The Daily M&E Deduction
Periodic M&E Deduction
Premium Tax Deductions
Expenses of the Eligible Funds
Restorations
Periodic Payment Options
ii

Annuity Payment Options
Variable Annuity Payments
Annuity Units
Amount of First Variable Payment
Amount of Variable Payment after the First Payment
Fixed Annuity Payments
Combination Variable and Fixed Annuity Payments
Transfer to Effect Annuity Option Elected
Transfer After the Annuity Commencement Date
Proof of Age and Survival
Frequency and Amount of Annuity Payments
Other Restrictions
Contract Termination Due To Plan Termination
Contract Termination Due To Contract Conversion
Federal Tax Consequences
Introduction
Taxation of Annuities in General
401(a) Plans
401(k) Plans
403(b) Plans
457(b) Plans
457(f) Plans
415(m) Plans
NQDC Plans
Portability
Establishment of an Alternate Payee Account
Required Beginning Date/Required Minimum Distributions
Federal Taxation of Distributions
Early Distribution Penalty Taxes
Distributions on Death of Participant
Federal Income Tax Withholding
Taxation of Great-West
Domestic Partnerships, Civil Unions and Same-Sex Marriages
Seek Tax Advice
Voting Rights
State Variations
State Regulation	36
Restrictions Under The Texas Optional Retirement Program
Reports
Rights Reserved By Great-West
Legal Proceedings
Financial Statements	37
Abandoned Property Requirements
Additional Information
Appendix A – Eligible Funds Available Under the Group Contract	A-1
Appendix B – Public Eligible Funds	B-1
Appendix C – Calculation of Net Investment Factor	C-1
iii

Definitions
Accumulation Period: The period between the effective date of your participation in the Group Contract and the Annuity Commencement Date. During this period, you may make Contributions to the Group Contract.
Accumulation Unit: The accounting measure described in the Group Contract and we use to determine your Variable Account Value during the Accumulation Period.
Administrative Offices: The Administrative Offices of Great-West, located at 8515 E. Orchard Rd., Greenwood Village, Colorado 80111.
Amendment Rider: GAC Amend 07 Amendment Rider, which offers supplemental provisions on an as needed basis to the Group Contract between Great-West and the Group Contractowner at no additional charge.
Annuity Commencement Date: The date annuity payments begin under an annuity payment option.
Annuity Unit: An accounting measure we use to determine the dollar value of each variable annuity payment after the first payment.
Contribution(s): Purchase payments, eligible rollovers, Transfers, payroll deductions, and other amounts we receive under the Group Contract on your behalf and allocate to a Participant Annuity Account.
Eligible Fund: A mutual fund, unit investment trust, or other investment portfolio in which an Investment Division invests all of its assets.
Fixed Annuity: An annuity with payments that remain fixed throughout the payment period and which do not reflect the investment experience of an Investment Division.
Fixed Options: Investment options that provide a fixed rate of return, and to which you can allocate Contributions or make Transfers. Your interests in the Fixed Options are not securities, are not subject to review by the SEC, and are described in another disclosure document. Please consult with the Group Contractowner for more information about the Fixed Options. A Fixed Option may be referred to as “Fixed Account” in your Contract.
Group Contract: An agreement between Great-West and the Group Contractowner providing a group flexible premium deferred fixed and/or variable annuity issued in connection with certain retirement Plans.
Group Contractowner: Depending on the type of Plan and the employer’s involvement, the Group Contractowner will be an employer, Plan trustee, certain employer associations, or certain employee associations.
Guaranteed Account Value: The sum of the values of each of your Guaranteed Sub-Accounts.
Guaranteed Sub-Accounts: The subdivisions of your Participant Annuity Account reflecting the value credited to you from the Fixed Options.
Investment Division: The Series Account is divided into Investment Divisions, each of which contains shares of an Eligible Fund. There is an Investment Division for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Contributions. Your Variable Account Value will reflect the investment performance of the corresponding Eligible Funds. Investment Divisions may be also referred to as “sub-accounts” or “divisions” in the Prospectus, SAI, or Series Account financial statements.
Participant: The person who is eligible to and elects to participate in the Group Contract; sometimes referred to as “you,” “your” or “yours” in this Prospectus.
Participant Annuity Account: A separate record we establish in your name that reflects all transactions you make under the Group Contract.
Participant Annuity Account Value: The total value of your interest under the Group Contract. It is the total of your Guaranteed and Variable Account Values.

Premium Tax: The amount of tax, if any, charged by a state or other government authority in connection with the Group Contract.
Request: Any request, either written, by telephone, or computerized, which is in a form satisfactory to Great-West and received at our Administrative Offices.
Series Account: FutureFunds Series Account, a separate account established by Great-West to provide variable funding options for the Group Contracts. It is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), and consists of the individual Investment Divisions.
Spouse: A person recognized as a “spouse” under federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Transfer: When you move your Participant Annuity Account Value between and among the Investment Divisions and Fixed Options.
Transfer to Other Companies: The Transfer of all or a portion of your Participant Annuity Account Value to another company.
Valuation Date: The date on which we calculate the Accumulation Unit value of each Investment Division. This calculation is made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. ET). It is also the date on which we will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your Participant Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Valuation Period: The period between two successive Valuation Dates.
Variable Account Value: The total value of your Variable Sub-Accounts.
Variable Sub-Account: A subdivision of your Participant Annuity Account reflecting the value credited to you from an Investment Division.

Key Information
Important Information You Should Consider About the Group Contract
FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals
The amount of charges for early withdrawals depends on the type of Plan and the
Group Contract in which you participate. The contingent deferred sales charge (also known as a surrender charge) is a percentage of the amounts you withdraw. There are seven different levels of the contingent deferred sales charge and each level has different charge structure. For Level 3 Group Contracts, the contingent deferred sales charge may be assessed up to 14 years. Although each level charges different percentage, the contingent deferred sales charge will not exceed 8.5%.
For example, if you make an early withdrawal, you could pay a surrender charge of up to $8,500 on a $100,000 withdrawal.
Charges and Deductions
Transaction Charges
In addition to surrender charges, you also may be charged for other transactions. You may have to pay a Contingent Deferred Sales Charge upon a partial withdrawal.
State premium tax and early distribution penalty taxes may apply in certain circumstances.
Fee Table; Charges and Deductions; and Federal Tax Consequences
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Group Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fee Table; Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Group Contract)	1.00%[1]	1.25%[2]
	Investment options (Portfolio fees and expenses)[3] [TO BE FILED BY AMENDMENT]	%	%
	Optional Amendment Rider available for Level 6 and Level 7 Group Contracts[4]	N/A	N/A
1 As a percentage of Participant Annuity Account Value. Includes Mortality and
Expense Risk Charge.
2 As a deduction in the Net Investment Factor. Includes Mortality and Expense Risk
Charge.
3 As a percentage of Portfolio Assets. These expenses, which include management fees, distribution (12b-1) and/or service fees and other expenses, do not take into account any fee waiver or expense reimbursement arrangements that may apply.
These expenses are for the year ended December 31, 2021, and will vary from year to year.
4 If Amendment Rider is selected, Level 6 or Level 7 may apply under which the contingent deferred sales charge will vary depending upon the Plan, but will not exceed 8.5% of Contributions made by the Participant under the Group Contract.

Because your Group Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Group Contract, the following tables shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $[TO BE FILED BY AMENDMENT]	Highest Annual Cost: $[TO BE FILED BY AMENDMENT]

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract Classes and Portfolio
Company fees and expenses
•No optional benefits
•No sales charges
•No additional purchase payments,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract Classes, optional benefits,
and Portfolio Company fees and
expenses
•No sales charges
•No additional purchase payments,
transfers, or withdrawals

RISKS	LOCATION IN PROSPECTUS
Risk of Loss
You can lose money by investing in the Group Contract. We do not guarantee the investment performance of the Investment Divisions. The portion of your Participant
Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible
Funds. Thus, you bear the full investment risk for all Contributions allocated to the
Investment Divisions.
Principal Risks of Investing in the Group Contract: “Investment Option Investment Risk”
Not a Short-Term Investment
The Group Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Group Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Group Contract as a short-term investment or savings vehicle. Because of the long-term nature of the
Group Contract, you should consider whether investing purchase payments in the
Group Contract is consistent with the purpose for which the investment is being considered.
Principal Risks of Investing in the Group Contract: “Short- Term Investment Risk”
Risks Associated with Investment Options
An investment in the Group Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Group Contract (e.g., Eligible Funds). Each investment option will have its own unique risks. You should review these investment options before making an investment decision.
Principal Risks of Investing in the Group Contract: “Investment Option Investment Risk”
Insurance Company Risks
An investment in the Group Contract is subject to the risks related to us, as the
Depositor. Any obligations (including under the Fixed Options), guarantees, and benefits of the Group Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
More information about Great-West Life & Annuity Insurance Company, including our financial strength ratings, is available by contacting us at 1-303-737-3000.
Principal Risks of Investment in the Group Contract; “Insurance Company Financial Strength Risk”
RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Some Eligible Funds may not be available under your Group Contract because the
Group Contractowner may decide to offer only a select number of Eligible Funds under its Plan.
We reserve the right to discontinue or substitute any Eligible Fund as an investment option that is available under the Group Contract.
We reserve the right to reject or restrict transfers if we determine that transfers reflect excessive frequent trading or a market timing strategy, or we are required to reject or restrict transfers by the applicable Eligible Fund.

Investments of The
Series Account:
“The Eligible
Funds”;
Rights Reserved by
Great-West:
“Addition, Deletion
or Substitution of
Eligible Funds;
The Accumulation
Period: ”Market
Timing & Excessive
Trading“

Optional Benefits
Amendment Rider offers supplemental provisions on an as needed basis to the
Group Contract between Great-West and the Group Contractowner at no additional charge. If the Amendment Rider is selected and the Participant dies prior to the
Annuity Commencement Date, the amount payable on death will be the Participant
Annuity Account Value (less any outstanding loan balance), less any Premium
Taxes. Level 6 or Level 7 may apply under which the contingent deferred sales charge will vary depending upon the Plan, but will not exceed 8.5% of
Contributions made by the Participant under the Group Contract.
Death Benefit; Contingent Deferred Sales Charge
TAXES	LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Group Contract.
•There is no additional tax benefit if you purchase the Group Contract through a tax-qualified plan or individual retirement account (IRA).
•Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if you take a withdraw before age 59 1∕2.
Federal Tax Consequences
CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation for selling this Group
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Group Contract over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Group Contracts (Underwriters) in the Statement of Additional Information (SAI)
Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.
Purchasing Interest in the Group Contract
Overview of the Group Contract
Purpose of the Group Contract. The Group Contract provides a variable annuity insurance contract whose value is based on the investment performance of the Investment Divisions you select. It is designed to provide a retirement program that qualifies for special federal income tax treatment under various sections of the Code as well as for certain non-qualified plans. It is not intended for people who may need to make early or frequent withdrawals, and may not be appropriate for you if you do not have a long-term investment horizon.
Phases of the Contract. The Group Contract has two phases, the Accumulation Period and the annuity period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. Participant Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts. Your Guaranteed Accounts will be allocated to Fixed Options that provide a fixed rate of return. Your Variable Account Value is allocated to one or more Investment Divisions, each of which contains shares of an Eligible Fund, and will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds. A list of Eligible Funds in which you can invest is provided in Appendix A: Eligible Funds Under the Group Contract.
During the annuity period (after annuitization), there are six different payment options you can choose from which are: (1) Life Annuity, (2) Life Annuity with Payments Guaranteed for Designated Periods, (3) Joint and One-Half Survivor, (4) Income of Specified Amount, (5) Income for Specified Period, and (6) Systematic Withdrawal Payment Option. Description of each annuity payment option is provided in the ”Annuity Period“ section of this Prospectus. After annuitization, the Death Benefit in this Prospectus will no longer apply.
Contract Features. Below is a brief summary of the Group Contract’s primary features and options.
Death Benefit. If you die before the Annuity Commencement Date, death benefit, which may vary depending on when you die, will be paid to your beneficiary.

Rebalancer Option. Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Division, your asset allocation plan percentages may become out of balance over time. You may select to reallocate your Variable Account Value to maintain your desired asset allocation. For more information on investment professional compensation, please refer to the ”Rebalancer“ section of this Prospectus.
Periodic Payment Options. You may Request that all or part of your Participant Annuity Account Value be applied to a periodic payment option, provided you are eligible to receive a distribution under the terms of the Plan and Code. You may choose to receive periodic payments from the following payment options: (1) Income for a specified period, (2) income of a specified amount, (3) interest only, (4) minimum distribution. Description of each periodic payment option is provided in ”Period Payment Options“ section of this Prospectus.
Tax Treatment. You can transfer money among Investment Divisions without tax implications, and earnings (if any) on your investments are generally tax-deferred. Before the annuity period, you can withdraw money from your contract at any time. Taxes may be due if you take a distribution. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1/2.
Withdrawals. During the Accumulation Phase, you may, under some Plans, withdraw all or part of your Participant Annuity Account Value. Amounts withdrawn may be subject to a contingent deferred sales charge, other deductions, tax withholding and taxation.
Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Group Contract or making withdrawals from the Group Contract. Please refer to your Group Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Group Contract, surrender or make withdrawals from the Group Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Contingent Deferred Sales Charge (as a percentage of amount distributed)	Maximum 8.5%[1]
Transfer Fee	None[2]
Premium Tax Charge	Maximum 3.5%[3]

1
The contingent deferred sales charge will be based upon the level applicable to your Group Contract. Under the applicable level, the contingent deferred sales charge is generally based on the amount distributed. Under Level 1 - 5 Group Contracts, the contingent deferred sales charge will not exceed 6% of Contributions made by the Participant under the Group Contract. If the Amendment Rider is selected, Level 6 or Level 7 may apply under which the contingent deferred sales charge will vary depending upon the Plan, but will not exceed 8.5% of Contributions made by the Participant under the Group Contract. The 8.5% limit applies to all contingent deferred sales charges under the Group Contract for which the Amendment Rider is added. For more information about the various Group Contract levels for the contingent deferred sales charge and circumstances in which a contingent deferred sales charge ”free amount“ may apply, please see the discussion below.
2
Currently there is no limit on the number of Transfers you make among Investment Divisions each year, however, we reserve the right reserve the right to limit the number of Transfers you make.
3
Premium Tax charge, ranging from 0.00% to 3.50%, may apply upon full surrender or annuitization.
The next table describes the fees and expenses that you will pay each year during the time you own the Group Contract (not including Eligible Fund fees and expenses).

Annual Group Contract Expenses
Administrative Expenses	$30.00
Base Group Contract Expenses (as percentage of average account value)	1.00% or 1.25%[1]

1
We deduct a mortality and expense risk charge as either a (i) daily deduction from the assets of each Investment Division (the ”Daily M&E Deduction“), or (ii)a periodic deduction from your Participant Annuity Account Value (the ”Periodic M&E Deduction“). Please see your Group Contract to determine if the Daily M&E Deduction or the Periodic M&E Deduction applies. After the Annuity Commencement Date, all Participants under the Group Contracts are assessed the mortality and expense risk charge at an equivalent daily rate. Please see ”Charges and Deductions: Mortality and Expense Risk Deductions“ below for more information.
The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you are a Participant under the Group Contract. A complete list of Eligible Funds available under the Group Contract, including their annual expenses, may be found at the back of this document in Appendix A.
Annual Portfolio Company Expenses	Minimum	Maximum
(Expenses that are deducted from Eligible Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)[1][TO BE FILED BY AMENDMENT]	[0.xx]%	[x.xx]% [2]

1
Several of the Eligible Funds (the Great-West Profile Funds and the Great-West Lifetime Funds) are ”funds of funds“ that invest substantially all of their assets in shares of other Great-West Funds, Inc. funds, portfolios in the same group of investment companies as the Great-West Funds, and portfolios of unaffiliated investment companies (the ”Underlying Portfolios“). Because of this, the Great-West Profile Funds and the Great-West Lifetime Funds also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of their investment in shares of one or more Underlying Portfolios.
2
The expenses shown do not reflect any fee waiver or expense reimbursement. Each fee waiver or expense reimbursement arrangement is described in the relevant Eligible Fund’s prospectus.
Example
This Example is intended to help you compare the cost of investing in the Group Contract with the cost of investing in other variable annuity contracts. These costs include a Participant’s transaction expenses, contract fees, variable account annual expenses, and Eligible Fund fees and expenses.
The Example assumes that you invest $100,000 under the Group Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds. In addition, this Example assumes no Transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Eligible Funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be: [TO BE FILED BY AMENDMENT]
(1) If you surrender your Group Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$[ ]	$[ ]	$[ ]	$[ ]

(2) If you annuitize your Contract or do not surrender your Group Contract at the end of the applicable period:
1 year	3 years	5 years	10 years
$[ ]	$[ ]	$[ ]	$[ ]
The examples do not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted upon full surrender, death, or annuitization. The examples also do not include any of the taxes or penalties you may be required to pay if you withdraw all or part of your Participant Annuity Account Value.
The fee tables and examples should not be considered a representation of past or future expenses and charges of the Eligible Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.
Principal Risks of Investing in the Group Contract
Short-Term Investment Risk. The Group Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Group Contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.
Investment Option Investment Risk. You bear the risk of any decline in the Variable Account Value of your contract resulting from the performance of the Eligible Funds you have chosen. The Variable Account Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Eligible Fund. This risk could have a significant negative impact on certain benefits and guarantees under the Group Contract. The investment risks are described in the prospectuses for the Eligible Fund.
Insurance Company Financial Strength Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise.
Withdrawal Risk. Penalty taxes may apply to certain distributions from 401(a), 401(k) and 403(b) Plans. Distributions made before the Participant attains age 59 1∕2 are premature distributions and are subject to an additional penalty tax equal to 10% of the amount of the distribution which is included in gross income in the tax year.
Business Continuity Risk. Our variable product business is highly dependent upon our employees and the employees of our service providers and business partners being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Cyber Security Risk. Because our variable annuity contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions), cyber-attacks and similar incidents or events. These risks include, among other things, the theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, unauthorized access to or release of confidential Group Contractowner or Participant information, and unintentional events and occurrences. Such system failures, cyber-attacks, and similar incidents or events affecting us, the Eligible Funds, intermediaries and other affiliated or third-party service providers or business partners may adversely affect us and your Participant Annuity Account Value. For instance, system failures, cyber-attacks, and similar incidents or events may interfere with our processing of Group Contract transactions, including the processing of Transfer Requests from our website or with the Eligible Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential Group Contractowner, Participant, or business information, impede order processing, subject us and/or our service providers, intermediaries, and business partners to regulatory inquiries and proceedings (possibly resulting in fines and/or penalties), litigation, financial losses and other costs, and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Eligible Funds invest, which may cause the Eligible Funds underlying your Group Contract to lose value. The constant change in technologies and increased sophistication and activities of hackers and others continue to pose new and significant cybersecurity threats. While there can be no assurance that we or the Eligible Funds or our service providers or business partners will avoid these risks at all times or avoid losses affecting your Group Contract due to cyber-attacks, information security breaches, or similar incidents or events in the future, we take reasonable steps to mitigate these risks and secure our systems from such risks.
Great-West Life & Annuity Insurance Company
Great-West Life & Annuity Insurance Company is a stock life insurance company authorized to engage in the sale of life insurance, accident and health insurance, and annuities. Great-West issues the Group Contracts described in this Prospectus has primary responsibility for administration of the Group Contracts and the Series Account. Its Administrative Offices are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.
FutureFunds Series Account
We originally established the Series Account under Kansas law on November 15, 1983. The Series Account now exists pursuant to Colorado law as a result of our redomestication. The Series Account consists of Investment Divisions and is registered with the SEC under the 1940 Act, as a unit investment trust. This registration does not involve supervision of the Series Account or Great-West by the SEC.
The Series Account and its Investment Divisions are administered and accounted for as part of our general business. However, the income, gains, or losses of each Investment Division are credited to or charged against the assets held in that Investment Division, without regard to other income, gains, or losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Group Contracts are generally corporate obligations of Great-West.
The Series Account currently has several Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of an Eligible Fund each having a specific investment objective. We may or may not make additional Investment Divisions available to Group Contractowners in the future based on our assessment of marketing needs and investment conditions.
Investments of The Series Account
The Eligible Funds
Some Eligible Funds may not be available under your Group Contract because the Group Contractowner may decide to offer only a select number of Eligible Funds under its Plan. Please consult with your Group Contractowner or employer, as the case may be, or one of our authorized representatives for more information concerning the availability of Eligible Funds under your Group Contract.
Each Eligible Fund is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. The SEC does not supervise the management or the investment practices and policies of any of the Eligible Funds. Appendix A gives a complete list of all the Eligible Funds under the Group Contract.
Insurance-Dedicated Eligible Funds
Many of the Eligible Funds described in this Prospectus are available only to insurance companies for their variable contracts. Such Eligible Funds are often referred to as ”Insurance Dedicated,“ and are used for ”mixed“ and ”shared“ funding. ”Mixed funding“ occurs when shares of an Eligible Fund, which the Investment Divisions buy for the Group Contract, are also bought for variable life insurance policies issued by us or other insurance companies. ”Shared funding“ occurs when shares of an Eligible Fund, which the Investment Divisions buy for the Group Contract, are also bought by other insurance companies for their variable annuity contracts.

Some of the Insurance-Dedicated Eligible Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Insurance Dedicated Eligible Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Insurance Dedicated Eligible Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Insurance Dedicated Eligible Funds may differ substantially.
Public Eligible Funds
Some of the Eligible Funds, which the Investment Divisions buy for the Group Contract, are also available to the general public, and please view ”Appendix B: Public Eligible Funds“ for the list of the public Eligible Funds.
Payments We Receive
Some of the Eligible Funds’ investment advisers or administrators may compensate us for providing administrative services in connection with the Eligible Funds or cost savings experienced by the investment advisers or administrators of the Eligible Funds. Such compensation is typically based on an annual percentage of Series Account average net assets we hold in that Eligible Fund. The percentage paid may vary from one Eligible Fund company to another and generally may range up to 0.60% annually of net Series Account assets invested in the Eligible Fund. For certain Eligible Funds, other compensation may come from Rule 12b-1 fees (ranging up to 0.50% annually of net Series Account assets in the Eligible Fund) that are deducted from Eligible Fund assets for providing distribution services related to shares of Eligible Funds offered in connection with a Rule 12b-1 plan. The combined compensation to GWFS (12b-1 fees) and us (administration related service fees) generally ranges up to 0.85% annually of Series Account assets invested in an Eligible Fund.
Reinvestment and Redemption
All dividend distributions and capital gains made by an Eligible Fund will be automatically reinvested in shares of that Eligible Fund on the date of distribution. We will redeem Eligible Fund shares to the extent necessary to make annuity or other payments under the Group Contracts.
Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund managers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated objectives.
The Group Contracts
Group Contract Availability
The Group Contract is generally purchased by employers or certain associations or organizations to fund their retirement Plans. We issue the Group Contract in connection with:
•401(a) Plans;
•401(k) Plans;
•403(b) Plans;
•457(b) or (f) Plans;
•415(m) Plans; and
•NQDC Plans.
The Group Contract is generally owned by the employer, association or organization. For Group Contracts issued in connection with certain 403(b) Plans, the Group Contractowner has no right, title or interest in the amounts held under the Group Contract and the Participants make all elections under the Group Contract. For all other Plans, Participants have only those rights that are specified in the Plan.
Purchasing an Interest in the Group Contract

Eligible organizations may acquire a Group Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Group Contract to the Group Contractowner. If you are eligible to participate in the Plan, you may purchase an interest in a Group Contract by completing an enrollment form and giving it to your employer or Group Contractowner, as applicable, or a GWFS representative. Your Participant enrollment form will be forwarded to us for processing. Please consult with your employer or the Group Contractowner, as the case may be, for information concerning your eligibility to participate in the Plan and the Group Contract.
Other enrollment options, like online enrollment or automatic enrollment, may be available. Please check with the Group Contractowner for more information.
Contributions
Your employer will send us Contributions on your behalf. Except as limited by the Code or your Plan, there is no minimum amount or number of Contributions. You can make Contributions at any time before your Annuity Commencement Date. We will receive a report of the amount paid as Contributions and this report is conclusive and binding on the Group Contractowner and any person or entity claiming an interest under the Group Contract. If the Group Contractowner’s report does not match the Contributions received and the inconsistency is not resolved within a period of time required under the law, Great-West will return the Contribution to the payor.
Participant Annuity Account
When we approve your Participant enrollment form we will establish a Participant Annuity Account in your name to reflect all of your transactions under the Group Contract. You will receive a statement of your Participant Annuity Account Value no less frequently than annually. You may also review your Participant Annuity Account Value through our automated voice responses phone system, the Internet, customer service phone representative or other methods we make available from time to time.
Subject to the terms of your Group Contract, if the Group Contractowner has elected to be billed for fees and charges under the Group Contract and any of the fees or charges remain unpaid for a specified period after the date billed, the Group Contractowner, in accordance with terms of the Plan, may instruct Great-West to debit Participant Annuity Accounts in the amount of the invoice not paid. Great-West may continue to deduct charges and fees quarterly from Participant Annuity Accounts unless the Group Contractowner provides Great-West with written instructions to reinitiate billing.
Assignments and Transfers
In general, the interest of any Participant or Group Contractowner may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated by any of them.
Accumulation Period
Participant Enrollment Form and Initial Contribution
If your Participant enrollment form is complete, within two business days of receipt at our Administrative Offices, we will allocate your initial Contributions to Investment Divisions pursuant to your instructions. If your Participant enrollment form is incomplete, we will contact you or the Group Contractowner to obtain the missing information and allocate the Contributions. Note, if your Participant enrollment form is incomplete solely because you have not provided complete allocation instructions, we will follow allocation direction provided by the Group Contractowner (if any). If the Group Contractowner does not provide direction or we do not obtain missing information from you or the Group Contractowner, we will return the Contributions to you or the Group Contractowner.
Free Look Period
Where required by law, you may have the ability to cancel your interest in the Group Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Great-West within 10 days after Great-West receives your completed application form (or longer where required by law). We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund the greater of (1) Contributions, less partial withdrawals; or, (2) your Participant Annuity Account Value.
Subsequent Contributions

We will allocate subsequent Contributions according to the allocation instructions you provided in the Participant enrollment form. We will allocate Contributions on the Valuation Date we receive them.
You may change your allocation instructions at any time by Request. Such change will be effective the later of (1) the date you specify in your Request or (2) the Valuation Date on which we receive your Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.
Participant Annuity Account Value
Before the Annuity Commencement Date, your Participant Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.
Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or Transfer to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to an Investment Division, less any applicable Premium Tax, by that Investment Division’s Accumulation Unit value. The number of Accumulation Units for the Investment Division will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.
We calculate each Investment Division’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Investment Division’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth in Appendix C: Calculation of Net Investment Factor. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.
The value of an Investment Division’s assets is determined at the end of each Valuation Date.
Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the Net Investment Factor referred to above.
Requesting Transfers
There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your Participant Annuity Account Value among the Investment Divisions and the Fixed Options by Request, subject to the limitations of your Group Contract. Transfers into and out of certain of the Fixed Options may be subject to limitations. Please see your Group Contract for more information.
Your Request must specify:
•the amounts being Transferred;
•the Investment Division(s) or Fixed Options from which the Transfer is to be made; and
•the Investment Division(s) or Fixed Options that will receive the Transfer.
Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make.
You may make Transfers by telephone or through the Internet. We will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. We will not be liable for losses resulting from telephone or Internet Requests we reasonably believe to be genuine.
We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Group Contracts, at our discretion.
A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. If we receive a Transfer Request within 30 days of the Annuity Commencement Date, we may delay the Annuity Commencement Date by not more than 30 days. Additional Transfer conditions apply to Transfers to or from the Fixed Options. Please see your Group Contract for more information.

We reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time. Transfer restrictions may be necessary to protect investors from the effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund transaction costs which you must bear.
Although you are permitted to make Transfers by telephone or through the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.
Market Timing & Excessive Trading
The Group Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Participants in the underlying Eligible Funds. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund’s portfolio securities and the reflection of that change in the Eligible Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Eligible Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, ”prohibited trading“) by Participants. As part of those procedures, certain of the Eligible Funds have instructed us to perform standardized trade monitoring, while other Eligible Funds perform their own monitoring and request reports of the Participant’s trading activity if prohibited trading is suspected. If a Participant’s trading activity is determined to constitute prohibited trading, as defined by the applicable Eligible Fund, Great-West will notify the Participant that a trading restriction will be implemented if the Participant does not cease the prohibited trading. Some Eligible Funds may require that trading restrictions be implemented immediately without warning, in which case we will notify the Participant and the Plan of the restriction imposed by the Eligible Fund(s), as applicable.
If an Eligible Fund determines, or we determine based on the applicable Eligible Fund’s definition of prohibited trading, that the Participant continues to engage in prohibited trading, we will restrict the Participant from making Transfers into the identified Eligible Fund(s) for the period of time specified by the Eligible Fund(s). Restricted Participants will be permitted to make Transfers out of the identified Eligible Fund(s) to other available Eligible Fund(s). When the Eligible Fund’s restriction period has been met, the Participant will automatically be allowed to resume Transfers into the identified Eligible Fund(s).
Additionally, if prohibited trading persists, the Eligible Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the Plan, including those trades of individuals who are not engaging in prohibited trading. Inherently subjective judgments will be involved if an Eligible Fund decides to reject all trades initiated by a Plan. The discretionary nature of our procedures creates a risk that we may treat some Plans or some Participants differently than others.
Please note that the Series Account’s market timing procedures are such that, for Eligible Funds that perform their own monitoring, the Series Account does not impose trading restrictions unless an Eligible Fund first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless a trading pattern is established. To the extent such Eligible Funds do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Eligible Funds may be disrupted and the Participants may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Participants, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Participants whereby we permit prohibited trading. A Plan sponsor may elect to implement Plan level restrictions to prevent or minimize prohibited trading by Participants.
The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Funds should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of an Eligible Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage prohibited trading. For example, an Eligible Fund may impose a redemption fee. Participants should also be aware that we are legally obligated to provide (at the Eligible Funds’ request) information about each amount you cause to be deposited into an Eligible Fund (including by way of premium payments and Transfers under your Contract) or removed from the Eligible Fund (including by way of withdrawals and Transfers under your Contract). If an Eligible Fund identifies you as having violated the Eligible Fund’s frequent trading policies and procedures, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you with respect to that Eligible Fund.
Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or Transfers by specific Participants who violate the frequent trading policies established by the Eligible Fund. Accordingly, if you do not comply with any Eligible Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Eligible Fund or directing any Transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund’s frequent trading policies and procedures, which are disclosed in each Eligible Fund’s current prospectus.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Participants engaging in prohibited trading. In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Participant’s Transfer Request if our order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.
Please note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Eligible Funds generally are ”omnibus“ orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Eligible Funds may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Eligible Funds will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Eligible Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from a Participant engaged in frequent Transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one Investment Division, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by an Eligible Fund.
Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from any Investment Division to any other Investment Division. Dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time.
You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Valuation Date you select one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Group Contract. There will be no additional cost for using dollar cost averaging.
If there are insufficient funds in the applicable Variable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Variable Sub- Account. Dollar cost averaging will terminate automatically when you start taking payments from an annuity payment option.
Dollar cost averaging Transfers must meet the following conditions:
•The minimum amount that can be Transferred out of an Investment Division is $100 per month; and

•You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) designate the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.
You may not participate in dollar cost averaging and Rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate dollar cost averaging at any time at our discretion.
Rebalancer
There is no charge for participation in the Rebalancer option.
Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Division, your asset allocation plan percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in Rebalancer does not assure a greater profit, nor will it prevent or necessarily alleviate losses in a declining market.
You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Valuation Date specified in your Request.
If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the transaction date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Group Contract. There will be no additional cost for using Rebalancer.
On a Rebalancing Valuation Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions or cancel the Rebalancer option at any time by Request. The Rebalancer option will terminate automatically when you start taking payments from an annuity payment option.
Rebalancer Transfers must meet the following conditions:
•Your entire Variable Account Value must be included;
•You must specify the percentage of your Variable Account Value you would like allocated to each Investment Division; and
•You must specify the frequency of rebalancing.
You may not participate in dollar cost averaging and Rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time at our discretion.
Loans
Loans are not addressed in the Group Contract. However, loans are available if and to the extent permitted by the Plan.
•Loans are not available under 415(m), NQDC, non-governmental 457(b) or 457(f) Plans.
•Loans may be available under 401(a), 401(k), 403(b), or governmental 457(b) Plans.
•Consult your employer or Group Contractowner, as the case may be, for complete details.
Total and Partial Withdrawals
You may Request to make a total or partial withdrawal at any time before your Annuity Commencement Date, subject to any limitations or restrictions contained in the Code or your Plan.
Requests for a partial withdrawal within 30 days prior to the Annuity Commencement Date may delay the Annuity Commencement Date by up to 30 days. A Request for partial withdrawal must be in writing and must specify the Investment Division(s) or Fixed Option(s) from which the partial withdrawal is to be made. If your instructions are not clear, your Request will be denied and will not be processed.
The amount available for any withdrawal is your Participant Annuity Account Value as determined on the Valuation Date you Request the withdrawal to be made. We will process your withdrawal Request on the later of the date selected in the Request, or the Valuation Date on which we receive the Request at our Administrative Offices.

We will process your withdrawal based on the Accumulation Unit values next determined after we receive your withdrawal Request. This means that if we receive your Request prior to 4:00 p.m. ET, we will process the withdrawal at the unit values calculated as of 4:00 p.m. ET that Business Day. If we receive your Request at or after 4:00 p.m. ET, we will process the withdrawal at the unit values calculated as of 4:00 p.m. ET on the following Business Day.
Generally, we will pay withdrawal proceeds attributable to the Investment Divisions within seven days of the Valuation Date on which we process your Request, although payment may be postponed for a period in excess of seven days as permitted by the 1940 Act. You may apply the amount payable upon a total withdrawal to an Annuity Payment Option instead of receiving a lump-sum payment.
After a total withdrawal of your Participant Annuity Account Value, or at any time such value is zero, all of your rights under the Group Contract will terminate.
Certain restrictions apply to partial or total withdrawals under a Group Contract. (See ”Federal Tax Consequences“ below.) There are additional conditions that apply to a partial or total withdrawal of your Guaranteed Account Value.
You may have to pay a Contingent Deferred Sales Charge upon a partial or total withdrawal. (See ”Charges and Deductions“ below.) In addition, there may be certain tax consequences to you when you make withdrawals. (See ”Federal Tax Consequences“ below.)
Cessation of Contributions
In the future, either Great-West or the Group Contractowner may determine that no further Contributions will be made under the Group Contract. Should this occur, then Great-West or the Group Contractowner, as applicable, will provide the other party written notice that no future Contributions or Transfers will be made (this is referred to as a Date of Cessation). After cessation of Contributions, Great- West will continue to administer all Participant Annuity Accounts in accordance with the provisions of the Group Contract until the Group Contract is terminated.
If a Date of Cessation is declared and the Group Contract is terminated, the Group Contractowner must Request one of the following Cessation Options:
•Cessation Option (1):
Great-West will maintain each Participant Annuity Account until it is applied to a payment option. A contingent deferred sales charge, if applicable, may apply.
•Cessation Option (2):
Great-West will pay, within seven (7) days of the Date of Cessation, the Variable Account Values of the Participant Annuity Accounts to either the Group Contractowner or a person designated in writing by the Group Contractowner as the successor provider of the Group Contractowner’s Plan. A contingent deferred sales charge, if applicable, may apply. Great-West will pay the sum of the Guaranteed Account Values of the Participant Annuity Accounts in accordance with the specific requirements of the Group Contract.
•Cessation Option (3):
Great-West and the Group Contractowner will mutually agree in writing and in accordance with applicable law on the specific terms of the cessation of Contributions. A contingent deferred sales charge, if applicable, may apply.
Cessation Options (2) and (3) May Not Be Available In All Group Contracts.
Death Benefit
We will pay a death benefit to your beneficiary if you die before the Annuity Commencement Date.
•If you die prior to age 70, the death benefit will be the greater of: (1) your Participant Annuity Account Value less any Premium Taxes, or (2) the sum of all Contributions paid less any withdrawals and any applicable Premium Tax; or
•If you die on or after your 70th birthday, the death benefit will be your Participant Annuity Account Value, less any Premium Taxes; or
•If you die prior to the Annuity Commencement Date under the elected Amendment Rider, the amount payable on death will be the Participant Annuity Account Value (less any outstanding loan balance), less any Premium Taxes.
You designate the beneficiary to whom the death benefit will be paid. Your beneficiary may elect to receive the death benefit:
•under any of the Annuity Payment Options;
•as a lump-sum payment; or
•as a partial lump-sum payment with the balance applied toward an Annuity Payment Option.

Depending on the terms of your Group Contract, your beneficiary must make this election within 60 days after we receive adequate proof of your death. If no election is made within the 60 day period, we will make a lump-sum payment to your beneficiary. Your Participant Annuity Account Value, for purposes of determination of the death benefit, will be calculated at the end of the Valuation Period during which we receive both proof of death and an election by the person receiving payment at Great-West’s Administrative Offices. If no election is made, your Participant Annuity Account Value will be determined 60 days after the date on which proof of death is received.
Distribution of the Proceeds
•If the beneficiary Requests a lump-sum or partial lump-sum payment, the proceeds will be paid within seven (7) days of Great-West’s receipt of such election and adequate proof of death.
•If the beneficiary Requests any Annuity Payment Option, the annuity payment shall commence thirty (30) days after the receipt of both such election and adequate proof of death.
We will pay the death benefit in accordance with any applicable laws and regulations governing payment of death benefits, subject to postponement in certain circumstances as permitted by the 1940 Act.
You may designate or change a beneficiary by sending us a Request. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
•if there is more than one primary surviving beneficiary, the Participant Annuity Account Value will be shared equally among them;
•if any primary beneficiary dies before the Participant, that beneficiary’s interest will pass to any other named surviving primary beneficiary or beneficiaries, to be shared equally;
•if there is no surviving primary beneficiary, the Participant Annuity Account Value will pass to any surviving contingent beneficiary and, if more than one contingent beneficiary survives the Participant, it will be shared equally among them;
•if no beneficiary survives the Participant, or if the designation of beneficiary was not adequately made, the Participant Annuity Account Value will pass under the terms of the Plan document, and if none, to the Participant’s estate.
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Group Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Amendment Rider	Offers supplemental provisions on an as needed basis to the Group Contract between Great-West and the Group Contractowner at no additional charge.	Optional	No additional charge; reflected in CDSC for Level 6 and Level 7 Group Contracts	Death Benefit, Contingent Deferred Sales Charge, and Contract Termination Charge may change under the Amendment Rider.
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	No charge	Withdrawals will proportionately reduce the benefit, and such reductions could be significant.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Periodic Payment Options
You may Request that all or
part of her Participant
Annuity Account Value be
applied to one of periodic
payment options, which are
1) income for a specified
period, 2) income of a
specified amount, 3) interest
only, and 4) minimum
distribution.
		Standard	No charge
Periodic payments will
proportionately reduce
the Participant Annuity
Account Value.
Participant must be
eligible to receive a
distribution under the
terms of the Plan and
Code.
All outstanding loan
balances must be paid in
full or treated as a
distribution before you
are eligible for a periodic
payment option.

Dollar Cost Averaging	Allows you to systematically make transfers from any Investment Division to any other Investment Division.	Standard	No charge	The minimum amount that can be Transferred out of an Investment Division is $100 per month. You may not participate in dollar cost averaging and Rebalancer at the same time.
Rebalancer	Allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation.	Standard	No charge	You may not participate in dollar cost averaging and Rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time at our discretion.
Charges and Deductions
The charges and deductions we assess will vary by Group Contract. Please contact your employer or the Group Contractowner, as the case may be, or your GWFS representative to determine the actual charges and deductions which are applicable to your Group Contract.
Annual Contract Maintenance Charge
•We may deduct an annual Contract Maintenance Charge from your Participant Annuity Account of not more than $30 on the first Valuation Date of each calendar year.
•If your Participant Annuity Account is established after that date, the annual Contract Maintenance Charge will be deducted on the first day of the next quarter and will be prorated for the year remaining.
•The deduction will be prorated between your Variable and Guaranteed Accounts.
•This charge is non-refundable.
•The annual Contract Maintenance Charge on Section 403(b) Plan Group Contracts will be waived for an initial period of between 12 months and 15 months, depending on the date you began participating under the Group Contract.
•This annual Contract Maintenance Charge is assessed to reimburse us for some of our administrative expenses relating to the establishment and maintenance of Participant Annuity Accounts.
Contingent Deferred Sales Charge

Withdrawals of all or a portion of your Participant Annuity Account Value, payments made under a periodic payment option that are not to be made for more than 36 months (”Certain Periodic Payments“), or Transfers to Other Companies may be subject to a Contingent Deferred Sales Charge (”CDSC“). The amount of the CDSC depends on the type of Plan, and the Group Contract in which you participate. The CDSC is a percentage of the amounts you withdraw or Transfer to Other Companies.
Depending upon the Group Contract in which you participate, the CDSC will be based on one of the levels described below. In addition, if your Group Contract was issued in exchange for a previously issued Great-West fixed annuity contract and you were a Participant under that contract, we will assess an additional CDSC on amounts withdrawn or Transferred to Other Companies as described below.
While the CDSC under any level will be a percentage of the amount withdrawn or Transferred to Other Companies, the amount of a CDSC will not exceed 8.5% of the Contributions made to your Participant Annuity Account. For the CDSC that applies under your Group Contract, please contact your employer or the Group Contractowner, as the case may be, or your GWFS representative.
Level 1: 6% Capped CDSC
The CDSC for Level 1 Group Contracts will be an amount equal to 6% of:
•the amount of the total or partial withdrawal;
•the amount Transferred to Other Companies; or
•the amount of Certain Periodic Payments.
The maximum contingent deferred sales charges you pay will not exceed 6% of all Contributions made within 72 months of the total or partial withdrawals, Transfer to Other Companies or Certain Periodic Payments.
Level 2: 5% Level Charge for 5 Years
The CDSC for Level 2 Group Contracts will be an amount equal to 5% of the total or partial withdrawal, amounts Transferred to Other Companies, or amount of Certain Periodic Payments, if such distribution occurs during the first five years of your participation in the Group Contract. If the distribution occurs in your sixth year of participation or later, you will incur no contingent deferred sales charge.
Level 3: 5% Decreasing Charge
The CDSC for Level 3 Group Contracts will be an amount equal to the percentage of the amount withdrawn, Transferred to Other Companies, or amount of Certain Periodic Payments based on the table below:
Years of participation in this Group Contract	The applicable percentage shall be
0-4 years	5%
5-9 years	4%
10-14 years	3%
15 or more years	0%
Level 4: 6% Contract Termination Decreasing Charge
The contingent deferred sales charge for Level 4 Group Contracts will be an amount equal to the percentage of the amount withdrawn or Transferred to Other Companies at the termination of the Group Contract, based on the table below:
Years since Issuance of Group Contract	The applicable percentage shall be
0-1 years	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%

Years since Issuance of Group Contract	The applicable percentage shall be
6 years	1%
7 years	1%
More than 7 years	0%
There is no Contingent Deferred Sales Charge Free Amount for Level 4 Group Contracts.
Level 5: No Contingent Deferred Sales Charges
Under Level 5 Group Contracts we do not assess any contingent deferred sales charge.
Level 6: Contingent Deferred Sales Charge under the Amendment Rider
For Group Contracts that have elected the Amendment Rider, the CDSC amount assessed on your withdrawals, Transfers to Other Companies, or Certain Periodic Payments will depend on the terms of the Amendment Rider elected by the Group Contractowner. The CDSC will not exceed 8.5% of Contributions. For the CDSC that applies under your Group Contract as a result of the Amendment Rider, please contact your employer or the Group Contractowner, as the case may be, or your GWFS representative.
Level 7: Contract Termination Charge under the Amendment Rider
For Group Contracts that have elected the Amendment Rider and Great-West has agreed to restore under the Group Contract all or a portion of the CDSC charges, market value adjustments, or other investment charges from Plan assets under a prior investment option, and the Group Contract is terminated prior to Great-West’s recovery of any and all start-up costs, such amounts will be recouped through a start-up cost recovery schedule applied as a contingent deferred sales charge, which will not exceed 8.5% of Contributions.
Additional Contingent Deferred Sales Charges
If the Group Contract was issued in exchange for a previously issued Great-West fixed annuity contract, the charges applicable to your Group Contract (as described in Levels 1-5 above) will apply in addition to the following charges applicable to amounts attributable to your Fixed Annuity contract:
•an amount equal to a percentage of the amount of the total or partial withdrawal, Transferred to Other Companies, or the amount of Certain Periodic Payments, based on the number of years of participation in both the exchanged annuity contract and the Group Contract as illustrated below:
Number of Years of Participation in Both the Exchanged Annuity Contract and this Group Contract:	Applicable percentage
Less than 5 Years	6%
More than 5 Years but less than 10 Years	5%
More than 10 Years	4%
The additional CDSC applies only to amounts attributable to your Fixed Annuity contract on the date you exchanged that contract for an interest in the Group Contract (the ”Exchanged Amount“). The additional CDSC does not apply to Contributions made under the Group Contract (other than the Exchanged Amount), earnings on those Contributions, or earnings on the Exchanged Amount. To determine whether this charge applies, we first consider amounts you withdraw to be withdrawn from Contributions (other than the Exchanged Amount), earnings on those Contributions, and earnings on the Exchanged Amount. The charge will not be assessed unless the foregoing have been depleted.
The CDSC applicable to Participant Annuity Account Values derived from a previously exchanged Great-West annuity contract will not decrease below 4%.
Contingent Deferred Sales Charge Free Amount

You may be eligible for a CDSC ”Free Amount.“
•The CDSC ”Free Amount“ is an amount against which the CDSC will not be assessed.
•The ”Free Amount“ will not exceed 10% of the Participant Annuity Account Value at December 31 of the previous calendar year, and will be applied on the first distribution, payment, or Transfer to Another Company made in that year.
All additional distributions, payments, or Transfers to Another Company during that calendar year will be subject to a Contingent Deferred Sales Charge without application of any ”Free Amount.“
General Provisions Applicable to the CDSC
The CDSC is deducted from your payment. Thus, for example (assuming a 6% CDSC):
If you Request a withdrawal of $100, (and assuming that the entire withdrawal is subject to a 6% CDSC) you would receive a payment of $94.
The CDSC will not exceed 8.5% of Contributions made by the Participant under the Group Contract.
The CDSC is paid to Great-West to cover expenses relating to the sale and distribution of the Group Contracts, including commissions, the cost of preparing sales literature, and other promotional activities. In certain circumstances, sales expenses associated with the sale and distribution of a Group Contract may be reduced or eliminated and the CDSC applicable to that Group Contract may likewise be reduced. Great-West will determine whether such a reduction is available based upon consideration of the following factors:
•size of the prospective group;
•projected annual Contributions for all Participants in the group;
•frequency of projected withdrawals;
•type and frequency of administrative and sales services provided;
•level of contract maintenance charge, administrative charge, and mortality and expense risk charge;
•type and level of communication services provided; and
•number and type of Plans.
We will notify a prospective purchaser of its eligibility for a reduction of the CDSC prior to the acceptance of an application for coverage.
It is possible that the CDSC will not be sufficient to enable Great-West to recover all of its distribution expenses. In such case, the loss will be borne by Great-West out of its general account assets.
Situations under which the CDSC may not Apply
The CDSC may not apply in certain situations. Examples of such situation(s) include, but are not limited to, the following:
•the Participant dies; or
•the Participant severs employment; or
•the Participant is entitled to a Plan approved hardship or unforeseeable emergency; or
•the Participant elects an Annuity Payment Option with life contingency or an annuity payment period or periodic payment period of a minimum duration specified under the Group Contract; or
•Plan termination; or
•the Group Contractowner elects a Contract Termination Date due to Contract Conversion and assets are Transferred to another contract offered by Great-West; or
•the Participant elects a total or partial surrender, total or partial distribution, withdrawal, in-service withdrawal, Transfer to Other Companies, single sum payment, or certain other payment options available under the Group Contract.
Mortality and Expense Risk Deductions
We deduct a mortality and expense risk charge to compensate us for bearing certain mortality and expense risks under the Group Contracts. The level of this charge is guaranteed and will not increase above 1.25%. However, the amount charged and the methodology we use to calculate that amount may vary by Contract.
Depending on the terms of your Group Contract, we may assess this charge as:

1)
 a daily deduction from the assets of each Investment Division (the ”Daily M&E Deduction“); or
2)
 a periodic deduction from your Participant Annuity Account Value (the ”Periodic M&E Deduction“).
You will never pay both a Daily M&E Deduction and a Periodic M&E Deduction. Please consult with your employer or Group Contractowner, as the case may be, or your GWFS representative for more information on how we calculate the mortality and expense risk charge under your Group Contract.
The Daily M&E Deduction
The Daily M&E Deduction is a charge we deduct from each Investment Division’s Accumulation Unit Value on each Valuation Date in accordance with the Net Investment Factor formula described in Appendix C. The amount of the Daily M&E Deduction that you will pay depends on the terms of your Group Contract. It will be assessed at a rate between 0% and 1.25%. Only one rate will apply to your Group Contract.
We determine the daily rate of this mortality and expense risk charge by dividing the applicable annual rate under your Group Contract by 365. You will continue to pay the Daily M&E Deduction after the Annuity Commencement Date if you have selected a variable annuity payment option.
Periodic M&E Deduction
Unlike the Daily M&E Deduction, which is deducted from each Investment Division’s Accumulation Unit Value on each Valuation Date, the Periodic M&E Deduction is assessed during the Accumulation Period as a percentage of your Participant Annuity Account Value as of the end of the period for which we are making the deduction. Therefore, the Periodic M&E Deduction is assessed against both your Guaranteed Account and Variable Account Values whereas the Daily M&E Deduction is assessed only against your Variable Account Value.
Depending on the terms of your Group Contract, we may assess this charge monthly, quarterly, semi-annually or annually. The level of this charge varies by Group Contract. It will be assessed at an annual rate ranging from 0% to 1.00% of Participant Annuity Account Value depending on your Group Contract.
For example, if the annual rate of the Periodic M&E Deduction under your Group Contract is 1.00% and the terms of your Group Contract require us to deduct the charge quarterly, we will deduct, at the end of each quarter, 0.25% of your Participant Annuity Account Value.
The Periodic M&E Deduction will appear on your Participant statements as a dollar amount charged against your Participant Annuity Account Value. We will deduct this charge on a pro rata basis from the value of your Variable and Guaranteed Sub-Accounts. However, we reserve the right to deduct this charge from your Variable Account Value only.
After the Annuity Commencement Date, however, all Contracts are assessed the mortality and expense risk charge at an equivalent daily rate. (See the discussion on the Daily M&E Deduction above.)
Please note that the two methods of deducting the mortality and expense risk charge may give rise to different investment results even where the charge is assessed at identical rates.
Participant Annuity Account Values and annuity payments are not affected by changes in actual mortality experience we incur. The mortality risks we assume arise from our contractual obligations to make annuity payments determined in accordance with the Group Contract. This means that neither the person receiving payment’s longevity, nor an unanticipated improvement in general life expectancy, will adversely affect your annuity payments under the Group Contract.
We bear substantial risk in connection with the death benefit before the Annuity Commencement Date since we may bear the risk of unfavorable experience in your Variable Sub-Accounts. (See ”Death Benefit“ for additional information.) The expense risk is the risk that our actual expenses in administering the Group Contracts and the Series Account will be greater than anticipated.
In certain circumstances, the risk of adverse mortality and expense experience associated with a Group Contract may be reduced. In such event, the mortality and expense risk charge applicable to that Group Contract may likewise be reduced. Great-West will determine whether such a reduction is available based upon consideration of the following factors:

•size of the prospective group;
•projected annual Contributions for all Participants in the group;
•frequency of projected distributions;
•type and frequency of administrative and sales services provided; and
•level of contract maintenance charge, administrative charge and CDSC.
Great-West will notify a prospective purchaser of its eligibility for a reduction of the mortality and expense risk charge prior to the acceptance of an application for coverage.
If the mortality and expense risk charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be a profit to us. Currently, we expect a profit from this charge.
Premium Tax Deductions
Great-West presently intends to pay Premium Taxes levied by a governmental entity on Participant Annuity Accounts or the Series Account. Great-West reserves the right to deduct the Premium Tax from Participant Annuity Account Values instead. We will give notice to all Participants prior to the imposition of any such deductions from the Participant Annuity Account Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a Participant, the insurance tax laws, and the status of Great-West in these states when the Premium Taxes are incurred.
Expenses of the Eligible Funds
The net asset value of each Eligible Fund reflects the deduction of that Eligible Fund’s fees and deductions, which are described in the prospectus for the respective Eligible Fund. You bear these costs indirectly when you allocate to an Investment Division. If provided for under the terms of your Group Contract, when an Eligible Fund imposes additional fees with respect to a particular Participant transaction, such as a redemption fee for frequent trading, these fees will be deducted from the Participant Annuity Account Value of the identified Participant.
Restorations
Depending on the terms of your Group Contract, Great-West may agree to restore all or a portion of the CDSC charges, market value adjustments, or other investment charges from Plan assets under a prior investment option. The restoration amount will be based on the dollar amounts Transferred to the Group Contract from the prior investment option.
Periodic Payment Options
You may Request that all or part of your Participant Annuity Account Value be applied to a periodic payment option, provided you are eligible to receive a distribution under the terms of the Plan and Code. The amount applied to a periodic payment option is your Participant Annuity Account Value, less Premium Tax, if any. All outstanding loan balances must be paid in full or treated as a distribution before you are eligible for a periodic payment option.
In Requesting periodic payments, you must elect:
•the payment frequency of either 12-, 6-, 3- or 1-month intervals;
•a payment amount — a minimum of $50 is required;
•the calendar day of the month on which payments will be made;
•one payment option; and
•to allocate your payments from your Variable and/or Guaranteed Sub-Account(s) as follows:
•prorate the amount to be paid in proportion to the assets in each sub-account; or
•select the Variable and/or Guaranteed Sub-Account(s) from which payments will be made.
Once the Variable and/or Guaranteed Sub-Accounts have been depleted, we will automatically prorate the remaining payments against all remaining available Variable and/or Guaranteed Sub-Accounts unless you Request the selection of another Variable and/or Guaranteed Sub-Account.

You may change the withdrawal option and/or the frequency once each calendar year unless you are a participant in a non-governmental 457(b), 457(f), 415(m) or NQDC Plan, in which case you may not elect to change the withdrawal option and/or the frequency of payments.
While receiving periodic withdrawals:
•You may continue to exercise all contractual rights that are available prior to electing an annuity payment option, except that no Contributions may be made.
•You may keep the same investment options as before periodic payments began.
•Charges and fees under the Group Contract, if applicable, continue to apply, except as noted below:
•We will not deduct a Contingent Deferred Sales Charge to periodic payments lasting a minimum of 36 months.
•We will deduct a Contingent Deferred Sales Charge and/or a loss of interest charge on amounts partially withdrawn from a Guaranteed Sub-Account. Please refer to your Contract for more information about the Guaranteed Sub- Accounts.
Periodic payments will cease on the earlier of the date:
•the amount to be paid under the option selected has been reduced to zero;
•the Participant Annuity Account Value is zero;
•you Request that withdrawals stop (non-governmental 457(b), 457(f), 415(m) or NQDC Plan Participants may not elect to cease withdrawals); or
•you die.
You may choose to receive periodic payments from the following payment options.
Option 1 - Income for a specified period
You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose. The Group Contract will provide the available lengths of time from which you may elect. Certain Group Contracts may require that you elect a specified period of at least 36 months.
Option 2 - Income of a specified amount
You elect the dollar amount of the payments. Based on the amount elected, the duration may vary. The Group Contract will provide the available dollar amounts from which you may select.
Option 3 - Interest Only
Your payments will be based on the amount of interest credited to your Guaranteed Sub-Account(s) between each period. This payment option is only available if 100% of your Participant Annuity Account is invested in the Guaranteed Sub-Account and you are less than 70 1∕2 years of age. This option is not available to non-governmental 457(b), 457(f), 415(m) and NQDC Plan Participants.
Option 4 - Minimum Distribution
Minimum distributions are not available for 457(f) and NQDC Plan Participants. For all other Plans, you may Request to receive your minimum distribution from the Group Contract as specified under Code Section 401(a)(9).
If you die while receiving periodic payments, your beneficiary must elect a payment option which complies with the distribution requirements of Code Section 401(a)(9).
If periodic payments stop, you may resume making Contributions. However, the selection of another periodic payment may not commence again for at least 36 months. We may limit the number of times you may restart a periodic payment program.
Periodic payments may be taxable, subject to withholding and the 10% penalty tax on early withdrawals. Retirement Plans are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. Please consult a competent tax adviser before requesting a periodic payment option.

Annuity Payment Options
Subject to the terms of your Plan and whether you have a distributable event, you may elect an Annuity Commencement Date and the form of annuity payments at any time during the Accumulation Period.
To avoid the imposition of an excise tax under 403(b), 401(a), 401(k) and 457(b) Plans, the Annuity Commencement Date elected generally must not be later than April 1 of the calendar year following the later of either:
•the calendar year in which the Participant attains age 72 (if the individual was born on or after July 1, 1949) or 70 1∕2 (if the individual was born before July 1, 1949); or
•the calendar year in which the Participant retires.
Under all of the above-noted retirement programs, it is your responsibility to file the necessary Request with Great-West.
Under 457(f), 415(m) and NQDC Plans, there is no required Annuity Commencement Date.
The Annuity Commencement Date may be postponed or accelerated, or the election of any of the Annuity Payment Options may be changed, upon Request received by Great-West at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, Great-West may delay the date elected by not more than 30 days.
You can choose from the Annuity Payment Options described below, as well as any other Annuity Payment Options which Great-West may choose to make available in the future. Except as otherwise noted, the Annuity Payment Options are payable on a variable, fixed, or combination basis. More than one Annuity Payment Option may be elected. If no Annuity Payment Option is elected, some Group Contracts automatically provide for a variable life annuity (with respect to the variable portion of your Participant Annuity Account) and/or a fixed life annuity (with respect to the guaranteed portion of your Participant Annuity Account) with 120 monthly payments guaranteed.
The level of annuity payments under the following options is based upon the option selected and such factors as the age at which payments begin and the frequency and duration of payments.
Option 1 - Life Annuity
This option provides an annuity payable monthly during the lifetime of the payee. It would be possible under this option for the payee to receive no annuity payment if he/she died prior to the date of the first annuity payment, one annuity payment if the payee died before the second annuity payment, etc.
Option 2 - Life Annuity with Payments Guaranteed for Designated Periods
This option provides an annuity payable monthly throughout the lifetime of the payee with the guarantee that if, at the death of the payee, payments have been made for less than the designated period, the beneficiary will receive payments for the remainder of the period. The designated period may be 5, 10, 15, or 20 years. The period generally referred to as ”Installment Refund“ is available only on a fixed-dollar payment basis.
Option 3 - Joint and One-Half Survivor
This option provides an annuity payable during the joint lifetime of the payee and a designated second person, and thereafter during the lifetime of the survivor. After the death of the payee, and while only the designated second person is alive, the amount payable will be one-half the amount paid while both were living. It would be possible under this option for the payee and the beneficiary to receive no annuity payment if both persons died prior to the date of the first annuity payment, one annuity payment if both persons died before the second annuity payment, etc.
Option 4 - Income of Specified Amount (available only as fixed-dollar payments)
Under this option, the amount of the periodic benefit is selected. This amount will be paid to the payee in equal annual, semiannual, quarterly, or monthly installments as elected, provided that the annuity payment period is not less than 36 months.

Option 5 - Income for Specified Period (available only as fixed-dollar payments)
Under this option, the duration of the periodic benefit is selected (which may not be less than 36 months), and a resulting annuity payment amount will be paid to the payee in equal annual, semiannual, quarterly, or monthly installments, as elected.
Option 6 - Systematic Withdrawal Payment Option (available only as fixed-dollar payments)
Under this payment option, the amount, timing and method of payment will be as elected by the payee and agreed to by Great-West. Payments may be elected on a monthly, quarterly, semi-annual or annual basis. The minimum amount initially applied to this option must be $20,000. Charges and restrictions will apply. (See the ”Systematic Withdrawal Payment Option Rider“ to the Group Contract for more information.)
Variable Annuity Payments
Variable annuity payments will be determined on the basis of: (i) the Variable Account Value prior to the Annuity Commencement Date; (ii) the annuity tables contained in the Group Contracts which reflect the age of the Participant; (iii) the type of annuity option(s) selected; and (iv) the investment performance of the underlying Eligible Fund. The Participant receives the value of a fixed number of Annuity Units each month.
Annuity Units
We determine the number of Annuity Units to be credited by dividing the amount of the first monthly payment by its Accumulation Unit value as of the fifth Valuation Period prior to the Annuity Commencement Date in each Variable Sub-Account selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying Eligible Fund.
Amount of First Variable Payment
The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub- Account on the fifth Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed investment return (”AIR“) of 5%.
For annuity options involving life income, the actual age and sex of the annuitant will affect the amount of each payment. We reserve the right to ask for proof of the annuitant’s age, and we may delay annuity payments until we receive satisfactory proof. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older annuitants than for younger annuitants.
Amount of Variable Payment after the First Payment
Payments after the first will vary depending upon the investment experience of the Investment Divisions. Your payments will increase in amount over time if the Investment Division(s) you select earn more than the 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than the 5% AIR. The subsequent amount paid from each sub- account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the fifth Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.
Fixed Annuity Payments
The guaranteed level of Fixed Annuity payments will be determined on the basis of: (i) the Guaranteed Account Value prior to the Annuity Commencement Date; (ii) the annuity tables contained in the Group Contracts which reflect the age of the Participant; and (iii) the type of annuity option(s) elected. The payment amount may be greater if we are using a more favorable table as of a Participant’s Annuity Commencement Date.
Combination Variable and Fixed Annuity Payments
If an election is made to receive annuity payments on a combination variable and fixed basis, the Variable Account Value of a Participant Annuity Account will be applied to the variable annuity option elected and the Guaranteed Account Value to the Fixed Annuity option.

Transfer to Effect Annuity Option Elected
If you wish to apply all or part of the Guaranteed Account Value of your Participant Annuity Account to a variable annuity option, or all or a part of the Variable Account Value to a Fixed Annuity option, we must receive your Request to Transfer prior to your Annuity Commencement Date. If we receive a Transfer Request within 30 days of the Annuity Commencement Date, we may delay the Annuity Commencement Date by not more than 30 days. This also applies to a beneficiary or payee who elects to receive a death benefit under any of the annuity options, and the beneficiary or payee may submit the Request to Transfer after the death of the Participant.
Transfer After the Annuity Commencement Date
Once annuity payments have begun, no Transfers may be made from a Fixed Annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may be made among Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.
Proof of Age and Survival
Great-West may require proof of age or survival of any payee upon whose age or survival payments depend. If the age of the Participant or beneficiary has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate which will not be less than the interest rate guaranteed by the Group Contract.
Frequency and Amount of Annuity Payments
Unless otherwise permitted and elected, variable annuity payments will be paid as monthly installments. Fixed Annuity payments will be paid annually, semiannually, quarterly or monthly, as Requested. However, if any payment to be made under any Annuity Payment Option will be less than $50, Great-West may make the payments in the most frequent interval which produces a payment of at least $50. If the net amount available to apply under any Annuity Payment Option is less than $2,000, Great-West may pay it in one lump sum. The maximum amount that may be applied under any Annuity Payment Option without our prior written consent is $1,000,000.
Other Restrictions
Once payments start under the annuity form you select:
•no changes can be made in the annuity form;
•no additional Contributions will be accepted under the Group Contract; and
•no further withdrawals will be allowed, other than withdrawals made to provide annuity benefits.
Contract Termination Due To Plan Termination
If provided for under the terms of the Amendment Rider and it is attached to the Group Contract and the Group Contractowner terminates its Plan (”Plan Termination“) with assets invested in the Group Contract, the Group Contractowner will provide Great-West written notice of Plan Termination, and confirm that all final Contributions have been remitted to Great-West. In addition, the Group Contractowner must provide any information or instructions Great-West may reasonably require.
Unless the Group Contractowner instructs Great-West that its Plan is subject to joint and survivor or other distribution rules, or that the Plan is an eligible governmental Plan and the Group Contractowner instructs Great-West to make a Plan-to-Plan Transfer of all of the Plan assets to another eligible governmental Plan within the same state, Great-West will make a lump sum distribution to each person with assets invested in the Group Contract (”Payee“). Depending on the Plan, Great-West will send distribution election forms to each Payee’s last known mailing address or will send distribution election forms to the Group Contractowner for delivery to each Payee. Upon receipt of a distribution election form from a Payee, Great-West will send a lump sum distribution to either the Payee or directly to an eligible retirement Plan as elected by the Payee. In the absence of a Payee election, Great-West will automatically send Payee lump sum distributions to the IRA provider designated by the Group Contractowner. In the alternative, the Group Contractowner may instruct Great-West to pay the lump sum distributions for non-responsive Payees pursuant to any other applicable regulatory guidance in effect on the date of distribution.
The Group Contractowner acknowledges that the amount distributed from the Group Contract upon Plan Termination will be equal to the balance of each Participant Annuity Account as reflected in Great-West’s records on the date of distribution, less any outstanding charges or fees, CDSC's, income tax withholding, Premium Taxes, or other fees applicable under the terms of the Group Contract.
The Group Contract will terminate once all Plan assets have been distributed.
Contract Termination Due To Contract Conversion
If provided for under the terms of the Amendment Rider and it is attached to the Group Contract, the Group Contractowner may declare a Contract Termination due to Contract Conversion, to occur at a specified future date (the ”Contract Termination Date“). Upon the Contract Termination Date, the current Group Contract (”Old Group Contract“) will terminate and the Group Contractowner and Great-West will enter into a new Group Contract (”New Group Contract“), to be effective on the Contract Termination Date. Any Contributions received by Great-West after the Contract Termination Date will be deposited into the New Group Contract. Unless otherwise agreed by the Group Contractowner and Great-West, all assets previously held under the Old Group Contract will be governed by the terms of the New Group Contract. Furthermore, any fees or charges imposed by the Old Group Contract will become payable under the terms of the New Group Contract, unless the Group Contractowner and Great-West otherwise agree.
Federal Tax Consequences
Introduction
The following discussion is a general description of the federal income tax considerations relating to the Group Contracts and is not intended as tax advice to any individual. This discussion assumes that the Group Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Group Contract. If you are concerned about these tax implications you should consult a competent tax advisor as to how the tax rules apply to you before initiating any transaction.
This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.
The Group Contracts are designed for use by groups under retirement programs which may qualify for special tax treatment under Sections 401(a), 401(k), 403(b), 457(b), 457(f) or 415(m) of the Code, or as a NQDC Plan.
Taxation of Annuities in General
Section 72 of the Code governs the taxation of annuities in general and distributions from qualified Plans. Tax deferral under annuity contracts purchased in connection with tax-qualified Plans arises under specific provisions of the Code governing the tax-qualified Plan, so a Contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax-qualified Plans, and not for the purpose of obtaining tax deferral.
A Participant in a qualified Plan is not generally taxed on increases (if any) in the value of a Participant Annuity Account until a distribution occurs. A distribution is taxable as ordinary income, except to the extent a participant has basis in the Group Contract. Amounts contributed to the Group Contract on an after-tax basis generally constitute cost basis at time of distribution.
If a Group Contract will be held by a taxable employer, the investment gain on the Group Contract is included in the entity’s income each year. This rule does not apply where the Group Contract is held under a 401(a), 401(k), or 403(b) Plan. If the employer maintaining a 457(b), 457(f), or 415(m) Plan is either a state or local government or a tax-exempt organization, the employer may not be subject to tax on the gain in the Group Contract. Taxable employers should discuss these matters with a competent tax adviser.
401(a) Plans

Section 401(a) of the Code provides special tax treatment for pension, profit-sharing, and stock bonus plans established by employers or employee organizations for their employees. Many types of employers, including for-profit organizations, tax-exempt organizations and state and local governments, are allowed to establish and maintain 401(a) Plans. Employer Contributions and any earnings thereon are currently excluded from the Participant’s gross income. Currently, the total amount of employer and employee Contributions which can be contributed to all of an employer’s defined contribution qualified Plans is limited to the lesser of $61,000 for 2022 or 100% of a Participant’s compensation as defined in Section 415 of the Code, as indexed from time to time for inflation. Distributions from the Plan are subject to the restrictions contained in the Plan document and the Code. Participants should consult with their employer or employee organization as to the limitations and restrictions applicable to their Plan.
401(k) Plans
Section 401(k) of the Code allows non-governmental employers or employee organizations, rural cooperatives, Indian tribal governments and rural irrigation and water conservation entities to offer a cash or deferred arrangement to employees under a profit- sharing or stock bonus plan. Generally, state and local governments are not permitted to establish 401(k) Plans. However, under a grandfather rule, certain Plans adopted before certain dates in 1986 may continue to be offered by governmental entities. Pre-tax salary reduction Contributions and any income thereon are currently excluded from the Participant’s gross income until distribution from the 401(k) Plan.
A 401(k) Plan can also allow Participants to make after-tax ”Roth“ contributions. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on the Roth earnings. The maximum elective deferral amount that an individual may contribute to one or more 401(k) Plans is limited to an applicable dollar amount, as indexed from time to time for inflation. Elective deferrals to a 401(k) Plan must also be aggregated with elective deferrals made by a Participant to a 403(b) Plan, to a simplified employee pension plan, to a SIMPLE retirement account, and with after-tax Roth contributions. The total amount of elective deferrals that can be contributed to all such Plans is $20,500 for 2022, and may be adjusted yearly for cost-of-living increases.
The contribution limits in Section 415 of the Code also apply. The amount a highly compensated employee may contribute may be further reduced to enable the Plan to meet certain non-discrimination testing requirements. Amounts contributed to a 401(k) Plan are subject to FICA and FUTA tax when contributed.
If allowed by the Plan, all employees who are eligible to make elective deferrals under the Plan and who have attained age 50 before the close of the Plan year are eligible to make catch-up contributions subject to the limitations of Section 414(v) of the Code.
Amounts contributed in excess of the above-described limits, and the earnings thereon, must be distributed from the Plan and included in the Participant’s gross income. Excess amounts that are not properly corrected can have severe adverse consequences to the Plan and may result in additional taxes to the Participant.
Pre-tax amounts deferred into the Plan within the applicable limits, and the net investment gain, if any, reflected in the Participant Annuity Account Value are included in a Participant’s gross income only for the taxable year when such amounts are paid to the Participant under the terms of the Plan. Elective deferrals and earnings thereon may not be distributed prior to age 59 1∕2, unless the Participant dies, becomes disabled, or separates from service after attainment of age 55.
Roth contributions deferred into the 401(k) Plan within the applicable limits are made with after-tax dollars. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on the Roth earnings.
Participants should consult with their employer as to the availability of benefits under the Plan.
403(b) Plans
Tax-exempt organizations described in Section 501(c)(3) of the Code and public educational organizations are permitted to purchase 403(b) Annuities for employees. Pre-tax deferrals contributed toward the purchase of such annuities are excluded from the gross income of the Participant in the year contributed to the extent that the Contributions do not exceed:
•the contribution limit in Section 415 of the Code; and

•the elective deferral limit in Section 402(g) of the Code.
A 403(b) Plan may also permit after-tax Roth deferrals. Roth contributions deferred into the 403(b) Plan within the applicable limits are included in a Participant’s income in the taxable year when the Roth contribution is made. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on the Roth earnings.
Elective deferrals to a 403(b) Plan must also be aggregated with elective deferrals made by the Participant to a 401(k) Plan, a simplified employee pension, a SIMPLE retirement account, and with after-tax Roth contributions. The total amount of elective deferrals that can be contributed to all such Plans is $20,500 for 2022, and may be adjusted yearly for cost-of- living increases.
Amounts contributed to a 403(b) Plan are subject to FICA and FUTA tax when contributed.
The net investment gain, if any, on pre-tax deferrals reflected in a Participant Annuity Account Value is not taxable until paid to the Participant or his beneficiary. Roth contributions and earnings are taxed as described above.
If allowed by the Plan, all employees who are eligible to make elective deferrals under the Plan and who have attained age 50 before the close of the Plan year are eligible to make catch-up contributions subject to the limitations of Section 414(v) of the Code.
If eligible and as allowed by the Code, a 403(b) Participant who has completed fifteen (15) years of service with the same employer may elect to contribute an additional $3,000 per year for no more than five (5) years, for a lifetime maximum of $15,000.
Amounts contributed in excess of the above described limits, and the earnings thereon, must be distributed from the Plan and included in the Participant’s gross income in accordance with IRS rules and regulations. Excess amounts that are not properly corrected can have severe adverse consequences to the Plan, and may result in additional taxes to the Participant.
Distribution Restrictions apply:
Pre-1989 salary reduction Contributions to a 403(b) Plan may be distributed to an employee at any time, subject to a 10% penalty on withdrawals prior to age 59 1∕2, unless an exception applies under Section 72(t) of the Code.
Post-1988 Salary Reduction Contributions and earnings, and the earnings on the December 31, 1988 account balance as well as all amounts Transferred from a 403(b)(7) custodial account, may not be distributed prior to age 59 1∕2, unless the Participant:
•dies;
•becomes disabled;
•severs employment; or
•suffers a genuine financial hardship meeting the requirements of the Code. Restrictions apply to the amount that may be distributed for financial hardship.
If allowed by the Plan, the Participant may make an in-service transfer of an amount to a defined benefit governmental Plan for purchase of permissible service credits.
Subject to the terms of the Group Contract, all or a portion of the Participant’s Annuity Account Value, less any applicable CDSC and loss of interest charges (which may be applied when amounts deposited into a Fixed Option are transferred prior to the maturity date), may be exchanged for another 403(b) contract offered under the Group Contractowner’s 403(b) Plan, provided that all of the conditions and requirements of the Section 403(b) regulations and any other applicable law, as amended from time to time, are met.
457(b) Plans
Section 457(b) of the Code allows state and local governmental employers and certain tax-exempt organizations to establish and maintain an eligible deferred compensation Plan for its employees and independent contractors.

Pre-tax salary reduction Contributions and any income thereon are generally excluded from the Participant’s gross income until a distribution occurs from the 457(b) Plan. A governmental 457(b) Plan can also allow participants to make after-tax ”Roth“ contributions. Earnings on Roth contributions will be taxable to the Participant in the year of distribution unless certain requirements are met (generally, holding the Roth contributions for a five taxable year period, and receiving the distribution after age 59 1∕2, death, or disability), in which case the Participant will not owe income tax on the Roth earnings.
Generally, the maximum elective deferral amount that an individual may contribute to a 457(b) Plan is limited to an applicable dollar amount, as indexed from time to time for inflation. The total amount of elective deferrals that can be contributed to a 457(b) Plan is $20,500 for 2022. Elective deferrals to a 457(b) Plan must also be aggregated with elective deferrals made by a Participant to a 401(k) Plan, a 403(b) Plan, to a simplified employee pension plan, to a SIMPLE retirement account, and with after-tax Roth contributions.
Contributions and earnings may not be distributed prior to the calendar year in which the Participant severs employment with the employer, attains age 70 1∕2 or incurs an approved unforeseeable emergency. A Participant may transfer an amount to a defined benefit governmental Plan for the purchase of permissible service credits. Restrictions apply to the amount that may be distributed for an unforeseen emergency.
For governmental 457(b) Plans only, and if the Plan document so allows, all employees who are eligible to make elective deferrals under the Plan and who have attained age 50 before the close of the Plan year are eligible to make catch-up contributions subject to the limitations of Section 414(v) of the Code. Additionally, a Participant may be eligible to defer up to twice the applicable dollar amount (but only to the extent of under-utilized amounts in prior years) during the three (3) years prior to the Participant’s attainment of normal retirement age under the Plan’s standard or special catch-up provision.
Amounts contributed in excess of the above-described limits, and the earnings thereon, must be distributed from the Plan and included in the Participant’s gross income. Excess amounts that are not properly corrected can have severe adverse consequences to the Plan and may result in additional taxes to the Participant.
457(f) Plans
Section 457(f) of the Code allows state and local governmental employers and non-governmental tax-exempt employers to establish and maintain a non-qualified deferred compensation Plan.
A Participant in a 457(f) Plan is not subject to federal income tax on Contributions to the non-qualified Plan and the earnings thereon until the tax year in which the Contributions and earnings are no longer subject to a substantial risk of forfeiture, as provided in the underlying Plan document.
Distributions from a 457(f) Plan are subject to the provisions of the underlying Plan.
Section 457(f) plans are also subject to Section 409A of the Code and the regulations thereunder.
415(m) Plans
Section 415(m) of the Code allows state and local governmental employers to establish and maintain an excess benefit Plan for employees whose benefits are limited by the qualified Plan contribution and benefit limits under Section 415 of the Code.
A Participant in a 415(m) Plan is not subject to federal income tax on Contributions to the excess benefit Plan and the earnings thereon until the tax year in which the Contributions and earnings are no longer subject to substantial risk of forfeiture, as provided in the underlying excess benefit Plan document.
Distributions from a 415(m) Plan are subject to the provisions of the underlying Plan.
NQDC Plans

Any employer other than a governmental or tax-exempt employer may establish and maintain a NQDC Plan. A Participant in a NQDC Plan that satisfies the requirements of Section 409A of the Code is not subject to federal income tax on Contributions to the NQDC Plan and earnings thereon until the tax year in which the Contributions are no longer subject to a substantial risk of forfeiture, as provided in the underlying Plan document. Distributions from the Plan are subject to the restrictions contained in the Plan document and the Code. Participants should consult with their employer or employee organization as to the limitations and restrictions applicable to their Plan.
An employer may not take a deduction for a Contribution to a NQDC Plan until the year in which the Contribution is included in the gross income of the employee.
Portability
When a Participant is eligible to take a distribution from a 401(a), 401(k), 403(b) or governmental 457(b) Plan, eligible rollover distributions may be rolled over to any eligible retirement Plan, as provided in the Code. Amounts properly rolled over will not be included in gross income until a subsequent distribution is made. However, an eligible rollover distribution that is not directly rolled over is subject to mandatory income tax withholding at a 20% rate. (See the discussion under ”Federal Income Tax Withholding“ later in this Prospectus.)
If allowed by the employer’s Plan document or the annuity contract or custodial account agreement, Participants and beneficiaries in a 403(b) Plan may directly transfer funds from one 403(b) annuity or custodial account to another 403(b) annuity contract or custodial account with the same or more stringent restrictions without incurring current taxation provided that all of the conditions and requirements of the Section 403(b) regulations and any other applicable law are met.
Amounts distributed from a NQDC Plan, a non-governmental 457(b) Plan, a 457 (f) Plan or a 415(m) Plan cannot be rolled over to an eligible retirement Plan.
Establishment of an Alternate Payee Account
A Request submitted to Great-West in connection with a Qualified Domestic Relations Order must be approved by the Group Contractowner, except as otherwise agreed. Upon receipt of an approved Request, Great-West will make payment to the Alternate Payee and/or establish a Participant Annuity Account on behalf of the Alternate Payee named in such Qualified Domestic Relations Order. The Alternate Payee may be treated as a surviving Spouse for purposes of Code Section 401(a)(9) and be responsible for submitting a Request to begin Distributions in accordance with the Code.
Required Beginning Date/Required Minimum Distributions
Required Beginning Date - Distributions from a 401(a), 401(k), 403(b) and 457(b) Plan must begin no later than April 1 of the calendar year following the later of:
•the calendar year in which the Participant attains age 72 (if the Participant was born on or after July 1, 1949) or age 70 1∕2 (if the Participant was born before July 1, 1949); or
•the calendar year in which the Participant retires.
Required Minimum Distributions - All amounts in a 401(a), 401(k), 403(b) and 457(b) Plan must be distributed in compliance with the minimum distribution requirements of Code Section 401(a)(9) and the regulations promulgated thereunder. Generally, the minimum distribution amount is determined by using the account balance at the end of the prior calendar year, the Participant’s age in the current year, and the applicable distribution period as set forth in the Federal Treasury regulations. Participants whose sole beneficiary is their surviving Spouse who is more than 10 years younger may elect a joint and survivor life expectancy calculation.
If the amount distributed does not meet the minimum requirements, a 50% excise penalty tax on the amount which was required to be, but was not, distributed may be imposed upon the employee by the IRS under Section 4974 of the Code. These rules are extremely complex; you should seek the advice of a competent tax advisor.
Federal Taxation of Distributions

All payments received from a 401(a), 401(k), 403(b) or 457(b) Plan are generally taxable in full as ordinary income to the Participant. Since Contributions received from salary reduction have not been previously taxed to the Participant, they are not treated as a cost basis for the Group Contract. The Participant will have a cost basis for the Group Contract only if after-tax Contributions have been made. Earnings on Roth Contributions may also be distributed income-tax free if certain requirements are met.
If the Participant takes the entire value in his Participant Annuity Account in a single lump sum cash payment, the full amount received will be ordinary income in the year of receipt unless after-tax Contributions were made. If the distribution includes after-tax Contributions, the amount in excess of the cost basis will be ordinary income. Earnings on Roth Contributions may also be distributed income-tax free if certain requirements are met.
A ”10-year averaging“ procedure may also be available for lump sum distributions from a 401(a) or 401(k) Plan to individuals who attained age 50 before January 1, 1986.
For further information regarding lump sum distributions, please consult a competent tax advisor.
Partial distributions received before the payment starting date by a Participant who has made after-tax Contributions are taxed under a rule that provides for pro rata recovery of cost, under Section 72(e)(8) of the Code. If an employee who has a cost basis under the Group Contract receives life annuity or other types of annuity payments, the cost basis will be recovered from the payments under the annuity rules of Section 72 of the Code. Typically, however, there is no cost basis and the full amount received is taxed as ordinary income in the year distributed.
Amounts received from a non-governmental 457(b) Plan, a 457(f) Plan, a 415(m) Plan or a NQDC Plan, whether in the form of total or partial withdrawals or annuity payments, are taxed in full as wages to the Participant at the time determined under the Plan.
Early Distribution Penalty Taxes
Penalty taxes may apply to certain distributions from 401(a), 401(k) and 403(b) Plans. Distributions made before the Participant attains age 59 1∕2 are premature distributions and are subject to an additional penalty tax equal to 10% of the amount of the distribution which is included in gross income in the tax year. However, under Code Section 72(t), the penalty tax will not apply to distributions:
(1)
 made to a beneficiary on or after the death of the Participant;
(2)
 attributable to the Participant’s being disabled within the meaning of Code Section 72(m)(7);
(3)
 made as a part of a series of substantially equal periodic payments (at least annually) for the life or life expectancy of the Participant or the joint lives or joint life expectancies of the Participant and his or her eligible designated beneficiary;
(4)
 made to a Participant on account of separation from service after attaining age 55;
(5)
 properly made to an alternate Payee under a qualified domestic relations order;
(6)
 made to a Participant for medical care, but not in excess of the amount allowable as a medical expense deduction to the Participant for amounts paid during the taxable year for medical care; or
(7)
 made subject to an Internal Revenue Service levy imposed on the Plan
There are other circumstances under which the penalty tax may not apply, including distributions relating to COVID-19. For further information regarding the premature distribution penalty, please consult a competent tax advisor.
Exception (3) above (substantially equal payments) applies to distributions from 401(a) and 401(k) Plans and 403(b) annuities only if the series of payments begins after the Participant separates from service. If exception (3) above (substantially equal payments) was selected at the time of the distribution but the series of payments is later modified or discontinued (other than because of death or disability) before the later of:
•the Participant reaching age 59 1∕2; or
•within five years of the date of the first payment;
then the Participant is liable for the 10% penalty plus interest on all payments received before age 59 1∕2. This penalty is imposed in the year the modification or discontinuance occurs. The premature distribution penalty tax does not generally apply to distributions from a 457(b), 457(f), 415(m) or NQDC Plan.
Distributions on Death of Participant

Distributions made to a beneficiary from a 401(a), 401(k), 457(b) or 403(b) Plan upon the Participant’s death must be made pursuant to the rules contained in Section 401(a)(9) in effect at the time of distribution.
Distributions for deaths occurring before December 31, 2019 where distributions have begun before death. If the Participant dies after distributions have begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.
Distributions for deaths occurring before December 31, 2019 where distributions have not begun. If the Participant died before distributions had begun, distribution of the individual’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distributions in accordance with (1) or (2) below:
If the Participant’s interest is payable to a designated beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;
If the designated beneficiary is the Participant’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 70 1⁄2;
If the designated beneficiary is the Participant’s surviving Spouse, the Spouse may treat the contract as his or her own qualified annuity contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the contract, makes a rollover to or from such contract, or fails to elect any of the above provisions.
Distributions for deaths occurring after December 31, 2019. If the Participant died after December 31, 2019, distribution of the individual’s entire interest, regardless of whether distributions had begun, must be completed by December 31 of the calendar year containing the tenth anniversary of the individual’s death unless the beneficiary qualifies as an eligible designated beneficiary and makes an election to receive distribution in accordance with (1) or (2) below:
If the Participant’s interest is payable to an eligible designated beneficiary, then. subject to the requirements set forth in Code Section 401(a)(9)(E)(ii), the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the eligible designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;
If the eligible designated beneficiary is the Participant’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 72;
If the eligible designated beneficiary is the Participant’s surviving Spouse, the Spouse may treat the Contract as his or her own qualified annuity contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the contract, makes a rollover to or from such contract, or fails to elect any of the above provisions.
Federal Income Tax Withholding
Certain distributions from 401(a), 401(k), 403(b) and governmental 457(b) Plans are defined as ”eligible rollover distributions.“
Generally, any eligible rollover distribution is subject to mandatory income tax withholding at the rate of 20% unless the employee elects to have the distribution paid as a direct rollover to an IRA or to another eligible retirement Plan as defined in the Code.
With respect to distributions other than eligible rollover distributions, amounts will be withheld from annuity (periodic) payments at the rates applicable to wage payments and from other distributions at a flat 10% rate, unless the Participant elects not to have federal income tax withheld.
Currently, all amounts distributed are tax reported on IRS Form 1099-R.
Distributions to a Participant from a non-governmental 457(b), a 457(f), a 415(m) or NQDC Plan retain their character as wages and are tax reported on IRS Form W-2. Federal income taxes must be withheld under the wage withholding rules, and Participants may not elect otherwise. Payments to beneficiaries are not treated as wages and are reported on IRS Form 1099-R. Federal income tax on payments to beneficiaries will be withheld from annuity (periodic) payments at the rates applicable to wage withholding, and from other distributions at a flat 10% rate, unless the beneficiary elects not to have federal income tax withheld.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (”FATCA“) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
Taxation of Great-West
We are taxed as a life insurance company under the Code. The Series Account is not a separate entity from us. Therefore, it is not taxed separately as a ”regulated investment company“ but is taxed as part of Great-West.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received, deductions, and foreign tax credits, which can be material. We do not pass these benefits through to the Series Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Group Contractowners (and Participants) are not the owners of the assets generating the benefits.
Domestic Partnerships, Civil Unions and Same-Sex Marriages
Following the U.S. Supreme Court’s decision in United States v. Windsor, which invalidated the limitation of marriage to opposite sex couples in the federal Defense of Marriage Act, the Internal Revenue Service issued Revenue Ruling 2013-17 which provides guidance on the federal taxation of same-sex couples. Revenue Ruling 2013-17 holds that for all federal tax purposes, including income, gift, and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple currently resides would recognize the marriage. The Supreme Court’s decision in Obergefell v. Hodges requires all states to recognize same sex marriages.
For federal tax purposes, the term ”marriage“ does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as Spouses under this Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages. The IRS has issued Notice 2014-9: (1) clarifying the application of the Windsor decision to qualified plans, (2) clarifying whether a plan needs to be amended to comply with the Windsor decision and subsequent IRS guidance; and (3) if so, the time when such plan needs to be amended.
Seek Tax Advice
The above discussion of the federal income tax consequences is only a brief summary and does not represent tax advice. The federal income tax consequences discussed here reflect our understanding of current law, which may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Group Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. Please consult a competent tax advisor for further information.
Voting Rights
To the extent required by applicable law, Great-West will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from persons having voting interests in the corresponding Investment Division. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.
The Participant under a 403(b) Plan or the Group Contractowner under all other Plans has the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest.
The number of votes which are available will be calculated separately for each Investment Division. That number will be determined by applying the Participant’s percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. The Participant or Group Contractowner, as applicable, holds a voting interest in each Investment Division to which a Participant’s Variable Account Value is allocated. If a Participant selects a variable annuity payment option, the votes attributable to the Participant will decrease as annuity payments are made.

Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds.
Shares for which we do not receive timely instructions and shares we hold as to which Participants and Group Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Group Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
State Variations
Group Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and general availability of riders. This Prospectus describes the material rights and obligations of a Group Contractowner, and the maximum fees and charges for all Group Contract features and benefits are set forth in the fee table of this Prospectus. State specific variations will be included in your Group Contract or in a rider or endorsements attached to your Group Contract. See your agent or contact us for information that is specific to your state.
State Regulation
As a life insurance company organized and operated under Colorado law, Great-West is subject to Colorado law and to regulation by the Colorado Insurance Commissioner. Great-West’s books and accounts are subject to review and examination by the Colorado Division of Insurance at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners (”NAIC“) at least once every three years.
Restrictions Under The Texas Optional Retirement Program
Section 830.105 of the Teacher Retirement System of Texas permits Participants in the Texas Optional Retirement Program (”ORP“) to redeem their interest in a variable annuity contract issued under the ORP only upon termination of employment in the Texas public institutions of higher education, retirement, or death. Accordingly, if you are a Participant in the ORP you will be required to obtain a certificate of termination from your employer before you can redeem your Participant Annuity Account.
Reports
We will send all Participants, at least semi-annually, reports concerning the operations of the Series Account. In addition, we will send all Participants at least annually a statement of his or her Participant Annuity Account Value.
Rights Reserved By Great-West
We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Group Contractowners or Participants, or would be appropriate in carrying out the purposes of the Group Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, we will obtain the applicable Participant’s or Group Contractowner’s approval of the changes, as well as approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:
•to operate the Series Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•to deregister the Series Account under the 1940 Act;
•to Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to a Guaranteed Sub-Account; or to add, combine or remove Investment Divisions of the Series Account;
•to substitute, for the Eligible Fund shares underlying any Investment Division, the shares of another Eligible Fund or shares of another investment company or any other investment permitted by law;
•to make any changes required by the Code or by any other applicable law in order to continue treatment of the Group Contract as an annuity;
•to change the time or time of day at which a Valuation Date is deemed to have ended;
•to make any other necessary technical changes in the Group Contract in order to conform with any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then-outstanding Group Contract the aggregate amount of the types of charges we have guaranteed; and
•to reject any application or Participant enrollment form at our discretion.

Great-West will provide notice of these changes to the Group Contractowner at the Group Contractowner’s last known address on file with Great-West.
Because some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, we and other affected insurance companies are required to take any necessary steps to resolve the matter, including stopping our respective separate accounts from investing in the Eligible Funds.
Addition, Deletion or Substitution of Eligible Funds
Great-West may select the Eligible Funds offered though the Group Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the Eligible Fund or an affiliate of the Eligible Funds will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the Eligible Fund, its investment adviser, or its distributor. For more information on such compensation, see ”Payments We Receive,“ above. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include Eligible Funds based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected Eligible Funds of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.
Great-West does not control the Eligible Funds and cannot guarantee that any of the Eligible Funds will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new sub-accounts or to eliminate existing sub-accounts.
Great-West reserves the right to discontinue the offering of any Eligible Funds if we determine the Eligible Funds no longer meets one or more of the criteria, or if the Eligible Funds has not attracted significant allocations. If an Eligible Funds is discontinued, we may substitute shares of another Eligible Funds or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to an Investment Division corresponding to an Eligible Fund that is being discontinued, you will be given notice prior to the Eligible Fund’s elimination. Before an Investment Division is eliminated, we will notify you and request that you reallocate the amounts invested in the Investment Division to be eliminated.
Legal Proceedings
There are no pending legal proceedings that would have an adverse material effect on the Series Account or GWFS, the principal underwriter and distributor of the Group Contract. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.
Financial Statements
Financial statements of the Great-West and Series Account can be found in the Statement of Additional Information (SAI). To request a free SAI, please contact the Great-West by calling (800) 537-2033 (U.S.). [TO BE FILED BY AMENDMENT]
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This ”escheatment“ is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for owners, annuitants, beneficiaries, and other payees.

Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Series Account. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus, which means it is legally part of this Prospectus. The SAI is available without charge, upon request.
To request the SAI, information incorporated by reference into this Prospectus, or other information about the about the Group Contract, or to update your information or make inquiries about the Group Contract, contact Great-West toll-free at (800) 537-2033 or via email at webmaster@gwrs.com. Please include the following in your email: (i) your name; (ii) address; and (iii) employer’s name or Plan number.
We have filed a registration statement with the SEC under the 1933 Act relating to the Group Contracts offered by this Prospectus. Please consult the registration statement and exhibits for further information relating to us and the Group Contracts. Statements contained in this Prospectus, regarding the content of the Group Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, please consult the instruments filed as exhibits to the registration statement.
The SEC maintains a website (www.sec.gov) that contains the registration statement, including the SAI, and other information filed electronically by Great-West concerning the Group Contract and the Series Account. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec .gov.
C000031732

Appendix A – Eligible Funds Available Under the Group Contract
The following is a list of Eligible Funds under the Group Contract. More information about the Eligible Funds is available in the prospectuses for the Eligible Funds, which may be amended from time to time and can be found by logging into your plan’s website or online at https://plan.empower-retirement.com/plancloudws/fundprospectus [TO BE FILED BY AMENDMENT].
You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participant_services@empower-retirement.com.
The current expenses and performance information below reflects fees and expenses of the Eligible Funds, but do not reflect the other fees and expenses that your Group Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Eligible Fund’s past performance is not necessarily an indication of future performance.
INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks current income and long-term capital appreciation	Alger Balanced Portfolio Fund Adviser: Fred Alger Management, LLC; Subadviser: N/A	1.07%	19.12%	11.29%	9.02%
The investment seeks long-term capital appreciation	Alger Mid Cap Growth Portfolio Fund Adviser: Fred Alger Management, LLC; Subadviser: N/A	0.96%	4.20%	18.08%	13.87%
The investment seeks long-term capital growth; income is a secondary consideration	American Century Disciplined Core Value Fund Adviser: American Century Investment Management Inc.; Subadviser: N/A	0.66%	23.70%	13.95%	12.69%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks current income; capital appreciation is a secondary objective	American Century Equity Income Fund Adviser: American Century Investment Management Inc.; Subadviser: N/A	0.92%	16.78%	11.26%	10.37%
The investment seeks growth of capital	American Funds The Growth Fund of America® Adviser: Capital Research and Management Company; Subadviser: N/A	0.94%	18.93%	18.32%	15.28%
The investment seeks maximum long-term capital growth	Artisan International Value Fund Adviser: Artisan Partners Limited Partnership; Subadviser: N/A	1.26%	16.69%	9.56%	8.74%
The investment seeks long-term growth of capital	ClearBridge International Small Cap Fund Adviser: Legg Mason Partners Fund Advisor, LLC; Subadviser: ClearBridge Investments, LLC	1.79%	13.98%	5.78%	6.41%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks long-term growth of capital	ClearBridge Value Trust Adviser: ClearBridge Investments, LLC; Subadviser: N/A	1.17%	27.93%	12.45%	11.84%
The investment seeks total return, consisting of long- term capital appreciation and current income	Columbia Contrarian Core Fund Adviser: Columbia Mgmt Investment Advisers, LLC; Subadviser: N/A	1.00%	24.02%	15.68%	14.40%
The investment seeks long-term capital appreciation	Columbia Select Mid Cap Value Fund Adviser: Columbia Mgmt Investment Advisers, LLC; Subadviser: N/A	1.43%	31.52%	12.54%	11.19%
The investment seeks long-term growth of capital	Davis New York Venture Fund Adviser: Davis Selected Advisers LP; Subadviser: Davis Selected Advisers (New York) Inc.	1.19%	12.21%	11.52%	10.51%
The investment seeks above average income and capital appreciation	Federated Hermes Equity Income Fund Adviser: Federated Equity Mgmt Co. Of Penn; Subadviser: N/A	1.15%	20.91%	9.78%	9.85%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks long-term capital appreciation	Fidelity® VIP Contrafund Portfolio Adviser: Fidelity Management & Research Company LLC; Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.61%	27.83%	18.06%	14.75%
The investment seeks to achieve capital appreciation	Fidelity® VIP Growth Portfolio Adviser: Fidelity Management & Research Company LLC; Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.62%	23.21%	21.63%	17.78%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks long-term capital growth	Franklin Small-Mid Cap Growth Fund Adviser: Franklin Advisers, Inc.; Subadviser: N/A	0.87%	9.91%	18.24%	13.95%
The investment seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments	Great-West Aggressive Profile Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	1.15%	19.49%	12.48%	10.95%
The investment seeks long-term capital appreciation	Great-West Ariel Mid Cap Value Fund Adviser: Great-West Capital Management LLC; Subadviser: Ariel Investments, LLC	1.12%	26.13%	11.33%	11.10%
The investment seeks investment results that track the total return of the debt securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark index”)	Great-West Bond Index Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.51%	-2.39%	2.84%	2.85%
The investment seeks capital preservation primarily through investments in funds that emphasize fixed income investments	Great-West Conservative Profile Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.86%	6.35%	6.00%	5.25%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks as high a level of current income as is consistent with the preservation of capital and liquidity	Great-West Government Money Market Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.49%	0.00%	0.64%	0.35%
The investment seeks long-term capital growth	Great-West International Value Fund Adviser: Great-West Capital Management LLC; Subadviser: LSV Asset Management; Massachusetts Financial Services Company	1.07%	10.83%	8.67%	9.10%
The investment seeks capital growth and current income	Great-West Large Cap Value Fund Adviser: Great-West Capital Management LLC; Subadviser: T. Rowe Price Associates, Inc.; Putnam Investment Management, LLC	0.99%	26.15%	12.90%	10.92%
The investment seeks income and secondarily, capital growth	Great-West Lifetime 2015 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.84%	8.48%	7.92%	7.00%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks income and secondarily, capital growth	Great-West Lifetime 2020 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.85%	9.17%	----%	----%
The investment seeks capital appreciation and income consistent with its current asset allocation; after 2025, it seeks income and secondarily capital growth	Great-West Lifetime 2025 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.87%	10.16%	9.22%	8.21%
The investment seeks capital appreciation and income consistent with its current asset allocation; after 2030, it seeks income and secondarily, capital growth	Great-West Lifetime 2030 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.88%	11.60%	----%	----%
The investment seeks capital appreciation and income consistent with its current asset allocation; after 2035, it seeks income and secondarily capital growth	Great-West Lifetime 2035 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.90%	13.46%	10.97%	9.47%
The investment seeks capital appreciation and income consistent with its current asset allocation; after 2040, it seeks income and secondarily, capital growth	Great-West Lifetime 2040 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.91%	15.11%	----%	----%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks capital appreciation and income consistent with its current asset allocation; after 2045, it seeks income and secondarily capital growth	Great-West Lifetime 2045 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.92%	16.02%	11.94%	9.86%
The investment seeks capital appreciation and income consistent with its current asset allocation; after 2050, it seeks income and secondarily, capital growth	Great-West Lifetime 2050 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.92%	16.15%	----%	----%
The investment seeks capital appreciation and income consistent with its current asset allocation; after 2055, it seeks income and secondarily capital growth	Great-West Lifetime 2055 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.93%	16.10%	11.95%	9.74%
The investment seeks capital appreciation and income consistent with its current asset allocation; after 2060, it seeks income and secondarily capital growth	Great-West Lifetime 2060 Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.93%	15.89%	----%	----%
The investment seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments	Great-West Moderate Profile Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.98%	11.98%	9.02%	7.85%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks long-term capital appreciation primarily through investments in funds that emphasize equity investments and, to a lesser degree, in funds that emphasize fixed income investments	Great-West Moderately Aggressive Profile Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	1.04%	14.25%	10.18%	8.92%
The investment seeks income and capital appreciation primarily through investments in funds that emphasize fixed income investments and, to a lesser degree, in funds that emphasize equity investments	Great-West Moderately Conservative Profile Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.91%	9.13%	7.47%	6.54%
The investment seeks high total investment return through a combination of current income and capital appreciation	Great-West Multi-Sector Bond Fund Adviser: Great-West Capital Management LLC; Subadviser: Loomis, Sayles & Company LP; Newfleet Asset Management, LLC	0.93%	0.89%	5.90%	5.41%
The investment seeks investment results that track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) 500® Index (the “benchmark index”)	Great-West S&P 500® Index Fund Adviser: Great-West Capital Management LLC; Subadviser: Irish Life Inv. Managers Ltd	0.52%	28.20%	16.75%	14.53%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks investment results that track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) SmallCap 600® Index (the “benchmark index”)	Great-West S&P Small Cap 600® Index Fund Adviser: Great-West Capital Management LLC; Subadviser: Irish Life Inv. Managers Ltd	0.56%	25.95%	14.08%	12.61%
The investment seeks long-term capital appreciation	Great-West Small Cap Growth Fund Adviser: Great-West Capital Management LLC; Subadviser: Lord, Abbett & Co LLC; Peregrine Capital Management	1.67%	13.76%	16.45%	----%
The investment seeks long-term capital growth	Great-West Small Cap Value Fund Adviser: Great-West Capital Management LLC; Subadviser: Loomis, Sayles & Company LP; Hotchkis & Wiley Capital Management LLC	1.13%	30.67%	11.73%	10.56%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks long-term capital appreciation	Great-West T. Rowe Price Mid Cap Growth Fund Adviser: Great-West Capital Management LLC; Subadviser: T. Rowe Price Associates, Inc.	1.02%	14.83%	15.83%	14.47%
The investment seeks the highest level of return consistent with preservation of capital and substantial credit protection	Great-West U.S. Government Securities Fund Adviser: Great-West Capital Management LLC; Subadviser: N/A	0.63%	-2.15%	2.25%	2.40%
The investment seeks long-term capital appreciation	Invesco American Franchise Fund Adviser: Invesco Advisers, Inc.; Subadviser: N/A	0.97%	11.85%	18.06%	14.73%
The investment seeks long-term capital appreciation	Invesco American Value Fund Adviser: Invesco Advisers, Inc.; Subadviser: N/A	1.43%	27.17%	9.77%	9.51%
The investment seeks capital appreciation	Invesco Capital Appreciation Fund Adviser: Invesco Advisers, Inc.; Subadviser: N/A	0.95%	22.35%	17.53%	14.72%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks total return through growth of capital and current income	Invesco Comstock Fund Adviser: Invesco Advisers, Inc.; Subadviser: N/A	1.07%	33.02%	12.14%	11.08%
The investment seeks capital appreciation	Invesco Discovery Mid Cap Growth Fund Adviser: Invesco Advisers, Inc.; Subadviser: N/A	1.05%	18.87%	18.89%	15.63%
The investment seeks capital appreciation	Invesco Global Fund Adviser: Invesco Advisers, Inc.; Subadviser: N/A	1.06%	15.36%	14.76%	11.73%
The investment seeks long-term growth of capital	Invesco Small Cap Growth Fund Adviser: Invesco Advisers, Inc.; Subadviser: N/A	1.15%	7.33%	17.63%	14.83%
The investment seeks long-term growth of capital	Janus Henderson Forty Fund Adviser: Janus Capital Management LLC; Subadviser: N/A	0.92%	22.78%	20.90%	17.30%
The investment seeks long-term growth of capital	Janus Henderson Global Research Fund Adviser: Janus Capital Management LLC; Subadviser: N/A	0.93%	17.86%	13.95%	10.75%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks long-term growth of capital	Janus Henderson Research Fund Adviser: Janus Capital Management LLC; Subadviser: N/A	0.78%	20.27%	17.86%	1548%
The investment seeks long-term growth of capital	Janus Henderson VIT Global Research Portfolio Adviser: Janus Capital Management LLC; Subadviser: N/A	0.84%	18.09%	14.12%	10.79%
The investment seeks long-term capital appreciation	Jensen Quality Growth Fund Adviser: Jensen Investment Management Inc.; Subadviser: N/A	1.26%	29.49%	18.26%	14.76%
The investment seeks long-term capital appreciation	Lord Abbett Value Opportunities Fund Adviser: Lord, Abbett & Co LLC; Subadviser: N/A	1.18%	27.19%	12.56%	10.82%
The investment seeks long term growth of capital	MainStay WMC Small Companies Fund Adviser: New York Life Investment Management LLC; Subadviser: Wellington Management Company LLP	1.25%	16.54%	8.95%	8.87%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks capital appreciation	MFS Growth Fund Adviser: Massachusetts Financial Services Company; Subadviser: N/A	0.87%	23.34%	20.34%	16.96%
The investment seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO Total Return Fund Adviser: Pacific Investment Management Company, LLC; Subadviser: N/A	0.72%	-1.09%	3.63%	3.46%
The investment seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. Corporations	Pioneer Equity Income VCT Portfolio Adviser: Amundi Asset Management US, Inc.; Subadviser: N/A	1.05%	25.33%	11.93%	11.55%
The investment seeks high current income, and capital growth is a secondary goal when consistent with achieving high current income	Putnam High Yield Fund Adviser: Putnam Investment Management, LLC; Subadviser: Putnam Investments Limited	1.29%	4.50%	6.65%	5.37%
The investment seeks high current income consistent with prudent risk	Putnam Income Fund Adviser: Putnam Investment Management, LLC; Subadviser: Putnam Investments Limited	0.85%	-3.93%	3.66%	3.88%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks long-term capital appreciation	Putnam International Capital Opportunities Fund Adviser: Putnam Investment Management, LLC; Subadviser: Putnam Advisory Company, LLC; Putnam Investments Limited;	1.73%	13.16%	9.26%	5.34%
The investment seeks long-term growth of capital and current income	Royce Total Return Fund Adviser: Royce & Associates, LP; Subadviser: N/A	1.56%	25.54%	12.11%	9.63%
The investment seeks to provide long-term capital growth	Victory RS Select Growth Fund Adviser: Victory Capital Management Inc.; Subadviser: N/A	1.49%	6.89%	13.93%	12.88%
The investment seeks to provide long-term capital growth	Victory RS Small Cap Growth Fund Adviser: Victory Capital Management Inc.; Subadviser: N/A	1.43%	-11.06%	13.38%	13.14%

INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
The investment seeks to provide long-term capital appreciation	Virtus Silvant Small-Cap Growth Stock Fund Adviser: Virtus Fund Advisers, LLC; Subadviser: Silvant Capital Management LLC	1.42%	-4.14%	13.32%	11.34%

Appendix B – Public Eligible Funds
Investment Divisions investing in the following Public Eligible Funds are not available for non-qualified Plans sponsored by a taxable employer:
•American Century Investments Disciplined Core Value Fund (formerly American Century Investments
•Income & Growth Fund) (Investor Class Shares)
•American Century Investments® Equity Income Fund (Investor Class Shares)
•American Funds The Growth Fund of America® (Class R3 Shares)
•Artisan International Fund (Investor Shares)
•ClearBridge International Small Cap Fund (Class A Shares)
•ClearBridge Value Trust (Financial Intermediary Class Shares)
•Columbia Contrarian Core Fund (Class A Shares)
•Columbia Select Mid Cap Value Fund (Class R Shares)
•Davis New York Venture Fund (Class R Shares)
•Federated Hermes Equity Income Fund, Inc. (Class A Shares)
•Franklin Small-Mid Cap Growth Fund (Class A Shares)
•Invesco American Franchise Fund (Class A Shares)
•Invesco American Value Fund (Class R Shares)
•Invesco Capital Appreciation Fund (formerly Invesco Oppenheimer Capital Appreciation Fund) (Class A
•Shares)
•Invesco Comstock Fund (Class R Shares)
•Invesco Discovery Mid Cap Growth Fund (formerly Invesco Oppenheimer Discovery Mid Cap Growth Fund)
•(Class A Shares)
•Invesco Global Fund (formerly Invesco Oppenheimer Global Fund) (Class A Shares)
•Invesco Small Cap Growth Fund (Class A Shares)
•Janus Henderson Forty Fund (Class T Shares)
•Janus Henderson Global Research Fund (Class T Shares)
•Janus Henderson Research Fund (Class T Shares)
•Jensen Quality Growth Fund (Class R Shares)
•Lord Abbett Value Opportunities Fund (Class R4 Shares)
•MainStay WMC Small Companies Fund (formerly MainStay MacKay Small Cap Core Fund) (Class A
•Shares)
•MFS ® Growth Fund (Class A Shares)
•PIMCO Total Return Fund (Administrative Class Shares)
•Putnam High Yield Fund (Class R Shares)
•Putnam Income Fund (Class A Shares)
•Putnam International Capital Opportunities Fund (Class R Shares)
•Royce Total Return Fund (Service Class Shares)
•Victory RS Select Growth Fund (Class A Shares)
•Victory RS Small Cap Growth Fund (Class A Shares)
•Virtus Silvant Small-Cap Growth Stock Fund (I Shares)
B-1

Appendix C – Calculation of Net Investment Factor
The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:
(a) is the net result of:
(i) the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period; plus
(ii) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the “ex-dividend” date occurs during the current Valuation Period; minus
(iii) a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Variable Sub-Account; and
(b) is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period; and
(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to a percentage that ranges from 0.00% to 1.25% depending upon the Group Contractowner’s Letter Agreement or other fee disclosure document.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflects the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.
C-1

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
FUTUREFUNDS SERIES ACCOUNT
Group Flexible Premium Variable Annuity Contracts
issued by
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone: (800) 537-2033 (U.S.)
(303) 737-4538 (Greenwood Village)
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus but contains additional information to the Prospectus, dated May 1, 2022, which is available without charge by contacting Great-West Life & Annuity Insurance Company at the above address or at the above telephone number.
May 1, 2022
i

TABLE OF CONTENTS
Page
General Information and History
Services
Independent Registered Public Accounting Firm
Legal Matters
Purchase of Securities Being Offered
Distribution of The Group Contracts (Underwriters)
Annuity Payment Options
FINANCIAL STATEMENTS
ii

General Information and History
Great-West Life & Annuity Insurance Company
Great-West Life & Annuity Insurance Company is a stock life insurance company that was originally organized under the laws of the State of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in 1982. In September of 1990, we re-domesticated under the laws of the State of Colorado. Our executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Great-West is authorized to engage in the sale of life insurance, accident and health insurance, and annuities. It is qualified to do business in Puerto Rico, the District of Columbia, the U.S. Virgin Islands, Guam, and in all states in the United States, except New York.
Great-West, the issuer of the Contract, is a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. Great-West is a wholly-owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is a wholly-owned subsidiary of Great-West Lifeco U.S. LLC, a holding company, which in turn is a wholly-owned subsidiary of Great-West Financial (Nova Scotia) Co., also a holding company. Great-West Financial (Nova Scotia) Co. is a wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
Great-West has primary responsibility for administration of the Group Contracts and the Series Account. Its Administrative Offices are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.
FutureFunds Series Account
We originally established the Series Account under Kansas law on November 15, 1983. The Series Account now exists pursuant to Colorado law as a result of our redomestication. The Series Account consists of Investment Divisions and is registered with the SEC under the Investment Company Act of 1940, as a separate account and a unit investment trust. This registration does not involve supervision of the Series Account or Great-West by the SEC.
We do not guarantee the investment performance of the Investment Divisions. The portion of your Participant Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, you bear the full investment risk for all Contributions allocated to the Investment Divisions.
The Series Account and its Investment Divisions are administered and accounted for as part of our general business. However, the income, gains, or losses of each Investment Division are credited to or charged against the assets held in that Investment Division, without regard to other income, gains, or losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Group Contracts are generally corporate obligations of Great-West.
1

The Series Account currently has several Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of an Eligible Fund each having a specific investment objective. We may or may not make additional Investment Divisions available to Group Contractowner in the future based on our assessment of marketing needs and investment conditions.
Services
Safekeeping of Series Account Assets
The assets of the Series Account are held by Great-West. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of Great-West. Great-West maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by a financial institution bond issued to Great-West Lifeco Inc. in the amount of $50 million (Canadian) per occurrence, which covers all officers and employees of Great-West.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Series Account’s independent registered public accounting firm.
The financial statements of each of the investment divisions of the FutureFunds Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. [TO BE FILED BY AMENDMENT]
Legal Matters
Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Group Contract has been provided by Carlton Fields, P.A.
Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
Purchase of Securities Being Offered
The Group Contract is generally purchased by employers or certain associations or organizations to fund their retirement Plans. We issue the Group Contract in connection with: 401(a) Plans; 401(k) Plans; 403(b) Plans; 457(b) or (f) Plans; 415(m) Plans; and NQDC Plans.
The Group Contract is generally owned by the employer, association or organization. For Group Contracts issued in connection with certain 403(b) Plans, the Group Contractowner has no right, title or interest in the amounts held under the Group Contract and the Participants make all elections under the Group Contract. For all other Plans, Participants have only those rights that are specified in the Plan.
Eligible organizations may acquire a Group Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Group Contract to the Group Contractowner. If you are eligible to participate in the Plan, you may purchase an interest in a Group Contract by completing an enrollment form and giving it to your employer or Group Contractowner, as applicable, or a GWFS representative. Your Participant enrollment form will be forwarded to us for processing. Please consult with your employer or the Group Contractowner, as the case may be, for information concerning your eligibility to participate in the Plan and the Group Contract.
2

Other enrollment options, like online enrollment or automatic enrollment, may be available. Please check with the Group Contractowner for more information.
Distribution of The Group Contracts (Underwriters)
GWFS is the principal underwriter and the distributor of the Group Contracts, and is a wholly-owned subsidiary of Great-West. GWFS is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 701-8255.
The maximum commission as a percentage of the Contributions made under a Group Contract payable to GWFS agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. An expense allowance that will not exceed 40% of the maximum commission paid may also be paid to GWFS agents, independent registered insurance brokers, and other registered broker- dealers. Additionally, a maximum of 1% of Contributions may also be paid as a persistency bonus to qualifying brokers.
Compensation paid to GWFS agents, independent registered insurance brokers and other broker-dealers is not paid directly by Group Contractowners or the Series Account. Great-West and its affiliates intend to fund this compensation through fees and charges imposed under the Group Contract, and from profits on payments received by Great-West and its affiliates for providing administrative, marketing, and other support and services to the Eligible Funds. (See “Payments We Receive” section of the Prospectus.) Great-West and its affiliates pay a portion of the compensation received from Eligible Funds to GWFS agents, independent registered insurance brokers and other broker-dealers for distribution services.
In addition to the direct cash compensation described above for sales of the Group Contracts, Great-West and/or its affiliates also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Group Contract and other products distributed by GWFS, including Portfolios of Great-West Funds, which are Eligible Funds under the Group Contract. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, GWFS agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Eligible Funds through the Group Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Group Contract instead of other products, or recommend certain Eligible Funds under the Group Contract over other Eligible Funds, which may not necessarily be to your benefit.
You should ask your GWFS agent, independent registered insurance broker, or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Group Contract.
Annuity Payment Options
The Group Contract offers you a variety of annuity payment options. You can select from options that provide for fixed or variable payments, or a combination of both. If you select a variable payment option, your payments will reflect the investment experience of the Investment Division(s) you select. Income can be guaranteed for your lifetime and/or your Spouse’s lifetime, or for a specified period of time, depending on (1) the options made available under the terms of your Plan and the Group Contract, and (2) your needs and circumstances.
FINANCIAL STATEMENTS
The statutory financial statements of Great-West as contained herein should be considered only as bearing upon Great-West’s ability to meet its obligations under the Group Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interests of Participants under the Group Contracts are affected solely by the investment results of the Series Account. [TO BE FILED BY AMENDMENT]
3

PART C
OTHER INFORMATION
Item 27. Exhibits
(a)
Board of Directors Resolutions. Copy of resolution of the Board of Directors is incorporated by reference to Registrant’s Post-Effective Amendment No. 32 to Registration Statement on Form N-4 filed on April 25, 2002 (File No. 2-89550).
(b)
Custodial Agreements. Not Applicable.
(c)
Underwriting Contracts. Underwriting Agreement between Depositor and GWFS Equities, Inc. (formerly BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Post-Effective Amendment No. 23 to Registration Statement on Form N-4 filed on May 1, 1997 (File No. 2–89550).
(d)
Contracts.
(1) Form of each Variable Annuity Contract and Riders are incorporated by reference to Registrant’s Post- Effective Amendment No. 30 to Registration Statement on Form N-4 filed on October 30, 2000 (File No. 2- 89550).
(2) Form of Group Annuity Contract Amend 07 Amendment Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 45 to Registration Statement on Form N-4 filed on October 31, 2008 (File No. 2-89550).
(e)
Applications. Forms of Application are incorporated by reference to Registrant’s Post-Effective Amendment No. 30 to Registration Statement on Form N-4 filed on October 30, 2000 (File No. 2-89550).
(f)
Depositor’s Certificate of Incorporation and By-Laws.
(1) Amended and Restated Articles of Incorporation of the Depositor are incorporated by reference to the Registrant’s Post-Effective Amendment No. 54 to Registration Statement on Form N-4, filed on April 17, 2015 (File No. 2-89550).
(2) Bylaws of the Depositor are incorporated by reference to the Registrant’s Post-Effective Amendment No. 54 to Registration Statement on Form N-4, filed on April 17, 2015 (File No. 2-89550).
(g)
Reinsurance Contracts. Not Applicable.
(h)
Participation Agreements.
(1) Participation Agreement, dated September 13, 1999, with The Alger American Fund, Fred Alger Management Inc. and Fred Alger & Company, Inc. is incorporated by reference to Registrant’s Post- Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(2) Fund Participation Agreement, dated June 6, 2000, with American Century Investment Management, Inc. and American Century Investment Services, Inc. is incorporated by reference to Registrant’s Post- Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(3) Fund Participation Agreement, dated April 30, 2009, with Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. is incorporated by reference to Post- Effective Amendment No. 21 to Registration Statement on Form N-4 filed April 16, 2010 (File No. 333-52956).
(4) Amendment to the Fund Participation Agreement with Columbia Funds, Columbia Management Investment Advisers, LLC and Columbia Management Distributors, Inc., dated April 13, 2015, is incorporated by reference to

Registrant’s Post-Effective Amendment No. 55 to Registration Statement on Form N-4 filed on April 21, 2016 (File No. 2-89550).
(5) Fund Participation Agreement, dated March 12, 2004, with Davis New York Venture Fund, Davis Select Advisers, L.P. and Davis Distributors, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(6) Participation Agreement, dated October 26, 2006, with Variable Insurance Products Fund I, II, III and IV and Fidelity Distributors Corporation is incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement Form N-6 filed on April 30, 2007 (File No. 333-70963).
(7) Participation Agreement, dated June 1, 1998, with Janus Aspen Series and Janus Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(8) Fund Participation Agreement dated December 27, 1999, with Legg Mason Wood Walker, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to Form N-4 registration statement filed on April 17, 2015 (File No. 2-89550).
(9) First Amendment to Fund Participation Agreement dated July 27, 2012, with Legg Mason Investor Services, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to Form N-4 registration statement filed on April 17, 2015 (File No. 2-89550).
(10) Second Amendment to Fund Participation Agreement dated April 20, 2015, with Legg Mason Investor Services, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to Form N-4 registration statement filed on April 17, 2015 (File No. 2-89550).
(11) Fund Participation Agreement, dated July 23, 2009, with Lord Abbett Family of Funds and Lord Abbett Distributors, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 47 to Registration Statement on Form N-4 filed on April 30, 2010 (File No. 2-89550).
(12) Participation Agreement, dated May 1, 2008, with MFS Variable Insurance Trust and MFS Fund Distributors is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(13) Fund Participation Agreement, dated September 9, 1999, with Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc., is incorporated by reference to Registrant’s Post-Effective Amendment No. 51 to Registration Statement on Form N-4 filed on April 18, 2013 (File No. 2-89550).
(14) Participation Agreement, dated April 30, 2008, with Putnam Variable Trust and Putnam Retail Management Limited Partnership is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(15) Fund Participation Agreement, dated July 26, 2004, with RidgeWorth Funds (formerly STI Classic Funds), RidgeWorth Capital Management, Inc., and BISYS Fund Services Limited Partnership, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to Registration Statement on Form N-4 filed on May 27, 2008 (File No. 2-89550).
(16) Form of Shareholder Information Agreement with Eligible Funds is incorporated by reference to Registrant’s Post-Effective Amendment No. 42 to Registration Statement on Form N-4 filed on April 30, 2007 (File No. 2-89550).
(i)
Administrative Contracts. Not Applicable.

(j)
Other Material Contracts. Not Applicable.
(k)
Legal Opinion. Opinion of Counsel is incorporated by reference to Registrant’s Post-Effective Amendment No. 31 to Registration Statement on Form N-4 filed on April 30, 2001 (File No. 2-89550).
(l)
Other Opinions
(1) Written Consent of Carlton Fields, P.A. to be filed by amendment.
(2) Written Consent of independent registered accounting firm to be filed by amendment.
(3) Powers of Attorney for Directors Bernbach, Bienfait, Carney, Coutu, A. Desmarais, P. Desmarais, Jr., Fleming, Généreux, Louvel, Madoff, Mahon, Orr, Reynolds, Ryan, Jr., Selitto, Tretiak and Walsh are incorporated by reference to Post-Effective Amendment No 61 to the Form N-4 registration statement (File No. 002-89550), filed with the Commission on April 23, 2021.
(m)
Omitted Financial Statements. Not Applicable.
(n)
Initial Capital Agreements. Not Applicable.
(o)
Form of Initial Summary Prospectus. Not Applicable.
Item 28. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(4)	Chairman of the Board
E.F. Murphy, III	(2)	Director, President and Chief Executive Officer
J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director
R. Bienfait	(4)	Director
J. Carney	(4)	Director
M.R. Coutu	Brookfield Asset Management Inc. 335 8th Avenue SW, Suite 1700 Calgary, AB T2P 1C9	Director
A.R. Desmarais	(4)	Director
P.G. Desmarais, Jr.	(4)	Director
G.A. Doer	(1)	Director
G.J. Fleming	(2)	Director
C. Généreux	(4)	Director
A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director
P.B. Madoff	260 West 11th Street New York, NY 10021	Director
P.A. Mahon	(1)	Director
R.L. Reynolds	(2)	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
G.D. Tretiak	(4)	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director

Name	Principal Business Address	Positions and Offices with Depositor
A.S. Bolotin	(2)	Executive Vice President & Chief Financial Officer
J.F. Bevacqua	(2)	Chief Risk Officer
C. Kline	(2)	Chief Information Officer
K.I. Schindler	(3)	Chief Compliance Officer
R.G. Schultz	(3)	General Counsel, Chief Legal Officer, and Secretary
T. Wilson	(2)	Chief Product Officer
R.H. Linton, Jr.	(2)	Executive Vice President, Empower Retirement Operations
J.E. Brown	(2)	Senior Vice President and Chief Investment Officer
S.E. Jenks	(2)	Senior Vice President, Marketing
J.D. Kreider	(2)	Senior Vice President and Head of Great- West Investments
W.J. McDermott	(2)	Senior Vice President, Large, Mega, NFP Market
D.G. McLeod	(2)	Senior Vice President and Chief Business Development Officer
C.M. Moritz	(2)	Senior Vice President and Chief Financial Officer, Empower Retirement
D.A. Morrison	(2)	Senior Vice President, Government Markets
J.M. Smolen	(2)	Senior Vice President, Core Market
C.G. Step	(2)	Senior Vice President and Chief Customer Experience Officer
C. E. Waddell	(2)	Senior Vice President, Retirement Solutions
K.S. Roe	(2)	Corporate Controller
(1)
100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)
8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)
8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)
Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant as of December 31, 2021
The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below. [TO BE FILED BY AMENDMENT]

Item 30. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
Colorado Business Corporation Act
Article 109 – INDEMNIFICATION
Section 7-109-101. Definitions.
As used in this article 109:
(1)
“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)
“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or in any other capacity with, another person or an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.

(3)	“Expenses” includes counsel fees.
(4)
“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)
“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.
Section 7-109-102. Authority to indemnify directors.
(1)
Except as provided in subsection (4) of this section, a corporation may indemnify an individual made a party to a proceeding, because the individual is or was a director, against liability incurred in the proceeding if:

	(a)	The individual's conduct was in good faith; and

	(b)	The individual reasonably believed:
		(I)	In the case of conduct in an official capacity with the corporation, that the conduct was in the corporation's best interests; and
		(II)	In all other cases, that the conduct was at least not opposed to the corporation's best interests; and
	(c)	In the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful.
(2)
A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.

(3)
The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the director did not meet the relevant standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:
(a)
In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct under subsection (1) of this section; or

(b)
In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by its articles of incorporation, a corporation shall indemnify an individual who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because the individual is or was a director, against reasonable expenses incurred by the individual in connection with the proceeding.
Section 7-109-104. Advance of Expenses to Directors.
(1)	A corporation may, before final disposition of a proceeding, pay for or reimburse the reasonable expenses incurred by an individual who is a party to a proceeding because that person is a director if:
	(a)	The director delivers to the corporation a written affirmation of the director's good faith belief that;
		(I)	The director has met the relevant standard of conduct described in section 7-109-102; or
		(II)	The proceeding involves conduct for which liability has been eliminated under a provision in the articles of incorporation as authorized by section 7-102-102(2)(d); and

(b)
The director delivers to the corporation a written undertaking, executed personally or on the director's behalf, to repay any funds advanced if the director is not entitled to mandatory indemnification under section 7-109-103 and it is ultimately determined under section 7-109-105 or 7-109-106 that the director has not met the relevant standard of conduct described in section 7-109-102.

(2)
The undertaking required by subsection (1)(b) of this section is an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Authorizations of payments under this section shall be made in the manner specified in section 7-109-106.
Section 7-109-105. Court-Ordered Indemnification of Directors.
(1)
Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification or an advance of expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice the court considers necessary, the court may order indemnification or an advance of expenses in the following manner:

(a)
If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)
If it determines that the director is entitled to indemnification or an advance of expenses under section 7-
109-109(1), the court shall order indemnification or an advance of expenses, as applicable, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-
ordered indemnification or advance of expenses.

(c)
If it determines that the director is fairly and reasonably entitled to indemnification or an advance of expenses in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102(1), failed to comply with section 7-109-104, or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification or advance of expenses as the court deems proper; except that the indemnification with respect to any proceeding in which liability has been adjudged in the circumstances described in section 7-109-102(4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-
ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.
(1)
A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received.

(2)	The determinations required by subsection (1) of this section must be made:
(a)
If there are two or more disinterested directors, by the board of directors by a majority vote of all the disinterested directors, a majority of whom constitute a quorum for this purpose, or by a majority vote of a committee of the board of directors appointed by such a vote, which committee consists of two or more disinterested directors;

(b)
By independent legal counsel selected in the manner specified in subsection (2)(a) of this section or, if there are fewer than two disinterested directors, by independent legal counsel selected by a majority vote of the full board of directors; or

	(c)	By the shareholders, but shares owned by or voted under the control of a director who at the time is not a disinterested director may not be voted on the determination.
(3)
Authorization of indemnification and an advance of expenses must be made in the same manner as the determination that indemnification or an advance of expenses is permissible; except that, if the determination that indemnification or an advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and an advance of expenses must be made by the body that selected the counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.
(1)
An officer is entitled to mandatory indemnification or an advance of expenses under section 7-109-103, and is entitled to apply for court-ordered indemnification or an advance of expenses under section 7-109-105, in each case to the same extent as a director.

(2)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director.
(3)
A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract. This subsection (3) applies to an officer who is also a director if the basis on which the officer is made a party to the proceeding is an act or omission solely as an officer.

Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether the insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
Section 7-109-109. Variation by corporate action.
(1)
A corporation may, by a provision in its articles of incorporation or bylaws or in a resolution adopted or a contract approved by its board of directors or shareholders, obligate itself in advance of the act or omission giving rise to a proceeding to provide indemnification in accordance with section 7-109-102 or advance funds to pay for or reimburse expenses in accordance with section 7-109-104. Such an obligatory provision;

	(a)	Satisfies the requirements for authorization, but not determination, referred to in section 7-109-106.
(b)
That obligates the corporation to provide indemnification to the fullest extent permitted by law obligates the corporation to advance funds to pay for or reimburse expenses in accordance with section 7-109-104 to the fullest extent permitted by law, unless the provision specifically provides otherwise.

(2)
A right of indemnification or to advances of expenses created by this article 109 or under subsection (1) of this section and in effect at the time of an act or omission must not be eliminated or impaired with respect to the act or omission by an amendment of the articles of incorporation or bylaws or a resolution of the board of directors or shareholders, adopted after the occurrence of the act or omission, unless, in the case of a right created under subsection (1) of this section, the provision creating the right and in effect at the time of the act or omission explicitly authorizes the elimination or impairment after the act or omission has occurred.

(3)
A provision specified in subsection (1) of this section does not obligate the corporation to indemnify or advance expenses to a director of a predecessor of the corporation pertaining to conduct with respect to the predecessor, unless otherwise specifically provided. A provision for indemnification or an advance of expenses in the articles of incorporation, bylaws, or a resolution of the board of directors or shareholders of a predecessor of the corporation in a merger or in a contract to which the predecessor is a party, existing at the time the merger takes effect, is governed by section 7-90-204(1).

(4)
Subject to subsection (2) of this section, a corporation may, by a provision in its articles of incorporation, limit any of the rights to indemnification or an advance of expenses created by or pursuant to this article 109.

(5)
Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.
If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.
Bylaws of Great-West
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:
(a)
“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;
(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;
(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:
(a)	the person conducted himself or herself in good faith; and
(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and
(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:
(a)
the person is or was appointed to serve at the request of
the corporation as a director, officer, trustee or employee
of the other company or entity in accordance
with Indemnification Procedures approved by the Board
of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:
	(i)	the person conducted himself or herself in good faith; and
(ii)
the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

	(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
	(iv)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.
Item 31. Principal Underwriter
(a)
GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. Including the Registrant,
GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, FutureFunds Series Account of GWL&A, Retirement Plan Series Account of GWL&A,
Variable Annuity-8 Series Account of GWL&A and Variable Annuity-8 Series Account of GWL&A of
New York.

(b)	Directors and Officers of GWFS:

Name	Principal Business Address	Positions and Offices with Underwriter
C.E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, and Chief Executive Officer
S.E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
R.H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
W.J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
D.A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
R.L. Logsdon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Counsel, and Secretary
R.M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer

Name	Principal Business Address	Positions and Offices with Underwriter
K.I. Schindler	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
M.J. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
B.R. Hudson	8515 East Orchard Road Greenwood Village, CO 80111	Associate General Counsel and Assistant Secretary

(c)	Compensation From the Registrant. Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
GWFS	-0-	-0-	-0-	-0-
Item 32. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 33. Management Services
Not Applicable.
Item 34. Fee Representation
The Depositor, Great-West Life & Annuity Insurance Company, hereby undertakes and represents that the fees and charges deducted under the Group Contracts, in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Great-West Life & Annuity Insurance Company under the Group Contracts.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned and duly authorized in the City of Greenwood Village, and State of Colorado, on this 31st day of January, 2022.
FUTUREFUNDS SERIES ACCOUNT (Registrant)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer of Great- West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)
By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	January 31, 2022
R. Jeffrey Orr*
/s/ Edmund F. Murphy III	President and Chief Executive Officer	January 31, 2022
Edmund F. Murphy III
/s/ Andra S. Bolotin	Executive Vice President, Chief Financial Officer & Principal Accounting Officer	January 31, 2022
Andra S. Bolotin
/s/ John L. Bernbach	Director	January 31, 2022
John L. Bernbach*
/s/ Robin Bienfait	Director	January 31, 2022
Robin Bienfait*
/s/ Jeff Carney	Director	January 31, 2022
Jeff Carney*
/s/ Marcel R. Coutu	Director	January 31, 2022
Marcel R. Coutu*
/s/ André R. Desmarais	Director	January 31, 2022
André R. Desmarais*
/s/ Paul G. Desmarais, Jr.	Director	January 31, 2022
Paul G. Desmarais, Jr.*
Director
Gary A. Doer

	Signature	Title	Date
	/s/ Gregory J. Fleming	Director	January 31, 2022
Gregory J. Fleming*
	/s/ Claude Généreux	Director	January 31, 2022
Claude Généreux*
	/s/ Alain Louvel	Director	January 31, 2022
Alain Louvel*
	/s/ Paula B. Madoff	Director	January 31, 2022
Paula B. Madoff*
	/s/ Paul A. Mahon	Director	January 31, 2022
Paul A. Mahon*
	/s/ Robert L. Reynolds	Director	January 31, 2022
Robert L. Reynolds*
	/s/ T. Timothy Ryan, Jr.	Director	January 31, 2022
T. Timothy Ryan, Jr.*
	/s/ Jerome J. Selitto	Director	January 31, 2022
Jerome J. Selitto*
	/s/ Gregory D. Tretiak	Director	January 31, 2022
Gregory D. Tretiak*
	/s/ Brian E. Walsh	Director	January 31, 2022
Brian E. Walsh*

*By:	/s/ Ryan L. Logsdon	*Attorney-in-fact pursuant to Power of Attorney	January 31, 2022
Ryan L. Logsdon